As filed with the Securities and Exchange Commission June 03, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

(Exact name of registrant as specified in charter)

601 Union Street, Suite 2801, Seattle, WA 98101

(Address of principal executive offices) (Zip code)

Melodie B. Zakaluk

601 Union Street, Suite 2801, Seattle, WA 98101

(Name and address of agent for service)

(800) 248-6314

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders.

RAINIER FUNDS    March 31, 2011

Annual Report

Large Cap Equity Portfolio

Mid Cap Equity Portfolio

Small/Mid Cap Equity Portfolio

Balanced Portfolio

Intermediate Fixed Income Portfolio

RAINIER FUNDS    March 31, 2011

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

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Letter to Shareholders

Dear Shareholders,

As President and Chief Executive Officer of the Rainier Investment Management Mutual Funds (“Rainier Funds” or “Funds”), I would like to express our appreciation for your valued investment in the Rainier Funds. If you are a new shareholder, welcome! This report, known as the Annual Report, contains audited financial statements for the fiscal year ending March 31, 2011. You will see commentaries for each of the Portfolios of the Rainier Funds (“the Portfolios”), which cover the 12 months ended March 31, 2011, followed by investment total returns. This Report also contains financial statements detailing the expenses and holdings of the Funds. Finally, this Annual Report contains an Independent Auditors’ Report written by Deloitte & Touche LLP.

Despite a number of global macro-economic challenges in the past year, all major equity market indices rose upwards of 15% as investors continued to embrace the economic recovery. Each of Rainier’s equity and Balanced Portfolios outperformed its primary benchmark, while the Intermediate Fixed Income Portfolio performed essentially in line with its benchmark for the trailing 12-month period.

While the last few years have been challenging for investors due to the shifting economic and investment environments, our goal remains to identify companies that can manage and even thrive when macro-economic events temporarily disrupt business plans or sales projections. The continuous and methodical search for growth companies with competitive advantages and reasonable valuations has been, and will continue to be, our central objective. These characteristics exist in the Funds, and we believe the Funds are well positioned for the upcoming market cycle.

Thank you again for your trust and confidence in Rainier and investment in the Rainier Funds.

Sincerely,

Melodie Zakaluk

President & Chief Executive Officer

Rainier Investment Management Mutual Funds

Past performance does not guarantee future results. Mutual fund investing involves risk; principal loss is possible. Opinions expressed in this report are subject to change, not guaranteed, and are not to be considered investment advice.

Quasar Distributors, LLC, Distributor

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Comments from the Investment Adviser

ABOUT THE INVESTMENT ADVISER:

The Investment Adviser to the Funds is Rainier Investment Management, Inc.® (“Rainier”) located in Seattle, Washington. Rainier manages $19.5 billion of discretionary assets primarily for institutional clients.

EQUITY MARKET COMMENTS

Equity markets overcame numerous obstacles for the one-year period ending March 31, 2011. Despite political upheaval in the Middle East/Africa, major financial regulatory reform in the U.S., sovereign debt worries in Europe, a massive earthquake in Japan and budget paralysis in Washington DC, equity investors remained steadfast in their view that the global economic recovery, despite vulnerabilities, was becoming self-sustaining.

Certainly it helped that the Federal Reserve embarked upon a second round of quantitative easing in the fall, helping propel a powerful end-of-year rally. More important, however, has been the continued strength in corporate earnings growth. Recent earnings reports confirm a favorable trend, with four out of five stocks demonstrating positive earnings surprises compared to expectations. Although the magnitude of earnings surprises is likely to moderate, we still view U.S. equities to be on solid ground.

Overall it was a solid performance year for the Funds. Our investment posture has been skewed toward stocks in sectors that should benefit from economic recovery, with an emphasis on capital goods, industrials, energy, materials and technology. Conversely, we have de-emphasized traditionally defensive sectors of the market such as consumer staples, utilities and health care. Our positioning in terms of sector exposure has been fairly constant over the last six quarters. In either case, we believe there is solid investment rationale for stocks to rise in 2011.

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FIXED INCOME MARKET COMMENTS

The fixed income market for the one-year period ended March 2011 was eerily similar to 2010. The year featured a repeat of positive performance from fixed income assets and the reappearance of the same concerns from the prior year, including the debt crisis in Europe, the potential of a slowing economy in the United States, the exit of a quantitative easing program by the Federal Reserve, plus a couple of new concerns with political unrest in the Middle East/Africa and the earthquake in Japan. In the fall of 2010, the Federal Reserve renewed its accommodative monetary policy with a second round of quantitative easing (QE2) after the expiration of prior stimulus programs caused economic slowing. The additional liquidity contributed to the positive performance of corporate bonds, equities and commodities as investors sought to earn higher returns.

While the accommodative monetary policy has been a factor in putting the U.S. economy on the path to recovery, recent increases in commodity prices and new worries about the Middle East/Africa and Japan are restraining expectations for economic growth in 2011.

With the end of QE2 approaching, investors are focused on how the Federal Reserve will manage monetary policy. The Fed has a difficult challenge regarding the timing and speed at which it tightens monetary policy. If the economy quickens its pace of recovery, continued accommodation may impact inflation. Conversely, tightening monetary policy too early risks slowing the recovery and sending the economy back into recession.

Given the continued uncertainty as to the pace and strength of the recovery, we continue to favor corporate bonds despite the fact that valuations have increased significantly. We see the potential for additional yield that they provide as having the best prospects for outperformance versus other fixed-income asset classes in the coming year.

See page 63 for index descriptions.

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PORTFOLIO INVESTMENT RETURNS

Large Cap Equity Portfolio

COMMENTARY:

The Rainier Large Cap Equity Portfolio posted solid results, rising to 16.98% compared to 15.65% in the S&P 500 Index. Producer durables stocks — benefiting from exposure to high-growth emerging markets, lean cost structures and profitability levels above historic norms—were the strongest relative performers, with Cummins Inc. and Deere & Co. contributing the most. Energy stocks also performed well, with particularly strong returns from Halliburton Co. (a position that we boosted when the stock price declined in the aftermath of the Macondo oil spill), Whiting Petroleum Corp. and Chevron Corp. Health care modestly underperformed, as did consumer discretionary shares. Our investment posture has been and continues to be oriented toward stocks that should benefit from economic recovery.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2011

	1 Year	3 Years	5 Years	10 Years	Since Inception
Large Cap Equity* - Original Shares	16.98%	-0.56%	2.16%	3.46%	9.38%
Large Cap Equity* - Institutional Shares	17.31	-0.32	2.43	3.69	9.53
S&P 500 Index	15.65	2.35	2.62	3.29	8.68
Russell 1000 Growth Index	18.26	5.19	4.34	2.99	7.91
Consumer Price Index	2.68	1.53	2.26	2.40	2.49

Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.12% and for Institutional Shares is 0.88% as of 3/31/10, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns. The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the I-Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the I-Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Please refer to the Schedule of Investments for complete Portfolio holdings. Portfolio holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Portfolio or the Investment Adviser to buy or sell securities.

See page 63 for index descriptions.

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PORTFOLIO INVESTMENT RETURNS

Mid Cap Equity Portfolio

COMMENTARY:

The Rainier Mid Cap Equity Portfolio posted returns of 29.88% compared to 24.27% for the Russell Midcap Index. Notable outperformance came from cyclical sectors such as producer durables, energy and technology. Producer durables companies Chicago Bridge & Iron Co. and Cummins Inc. each reported strong earnings throughout the year and posted returns of about 75%. In energy, Whiting Petroleum Corp. and Concho Resources Inc. benefited from strong production growth and rising oil prices. Technology shares were also rewarding, given sustained spending by enterprises and telecommunications carriers on networking-related technology that increased the size and speed of data pipes. Health care was the weakest relative performer, although the sector showed improvement late in 2010 and into 2011.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2011

	1 Year	3 Years	5 Years	10 Years	Since Inception
Mid Cap Equity* - Original Shares	29.88%	3.27%	6.01%	–	7.93%
Mid Cap Equity* - Institutional Shares	30.20	3.52	6.28	–	8.21
Russell Midcap Index	24.27	7.25	4.67	–	5.84
Russell Midcap Growth Index	26.60	7.63	4.93	–	6.11
Consumer Price Index	2.68	1.53	2.26	–	2.37

Inception date 12/27/05

Gross Expense Ratio for Original Shares is 1.29% and for Institutional Shares is 1.04% as of 3/31/10, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Please refer to the Schedule of Investments for complete Portfolio holdings. Portfolio holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Portfolio or the Investment Adviser to buy or sell securities.

See page 63 for index descriptions.

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PORTFOLIO INVESTMENT RETURNS

Small/Mid Cap Equity Portfolio

COMMENTARY:

The Rainier Small/Mid Cap Equity Portfolio outperformed the Russell 2500 Index, returning 29.17% compared to 26.12% for the Index. The strongest relative returns came from producer durables, financial services and energy. In durables, Chicago Bridge & Iron was up 90% for the year and Bucyrus International Inc., a leading sub-surface mining equipment company, was acquired by Caterpillar Inc. Energy was boosted by strong returns from Whiting Petroleum Corp., RPC Inc. and Energy XXI Ltd. as oil prices continued to increase. We believe the backdrop for small-cap shares remains supportive with a favorable credit environment, continued merger and acquisition activity and further economic expansion. However, the relative valuation of small-caps compared to large-caps has risen following two strong years of outperformance.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2011

	1 Year	3 Years	5 Years	10 Years	Since Inception
Small/Mid Cap Equity* - Original Shares	29.17%	1.69%	2.06%	8.47%	11.65%
Small/Mid Cap Equity* - Institutional Shares	29.48	1.94	2.31	8.71	11.79
Russell 2500 Index	26.12	8.89	4.39	8.85	10.66
Russell 2500 Growth Index	30.08	9.67	5.25	7.54	8.55
Consumer Price Index	2.68	1.53	2.26	2.40	2.49

Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.21% and for Institutional Shares is 0.96% as of 3/31/10, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns. The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the I-Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the I-Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Please refer to the Schedule of Investments for complete Portfolio holdings. Portfolio holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Portfolio or the Investment Adviser to buy or sell securities.

See page 63 for index descriptions.

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PORTFOLIO INVESTMENT RETURNS

Balanced Portfolio

COMMENTARY:

The Portfolio rose to 12.52% compared to 11.32% for the Balanced Index. Despite numerous macroeconomic and geopolitical concerns in the year, fixed income and equity indexes posted positive returns. Equity results in the Fund were similar to those of the Large Cap Equity Portfolio, where producer durables and energy stocks performed well and consumer discretionary shares lagged. The performance of the fixed income portion of the Fund was close to that of the Intermediate Fixed Income Portfolio. We continue to expect corporate bonds to outperform Treasurys and agencies as the economic recovery and demand for higher yields continues. The target asset mix of the Portfolio remains 60% in stocks and 40% in fixed income and cash equivalents.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2011

	1 Year	3 Years	5 Years	10 Years	Since Inception
Balanced* - Original Shares	12.52%	1.61%	3.41%	4.16%	7.92%
Balanced* - Institutional Shares	12.81	1.86	3.65	4.38	8.06
Balanced Index	11.32	3.59	4.07	4.25	7.82
S&P 500 Index	15.65	2.35	2.62	3.29	8.68
Barclays Capital U.S. Intermediate Gov/Credit Bond Index	4.63	4.49	5.68	5.20	6.07
Consumer Price Index	2.68	1.53	2.26	2.40	2.49

Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.12% and for Institutional Shares is 0.87% as of 3/31/10, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns. The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the I-Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the I-Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Please refer to the Schedule of Investments for complete Portfolio holdings. Portfolio holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Portfolio or the Investment Adviser to buy or sell securities.

See page 63 for index descriptions.

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PORTFOLIO INVESTMENT RETURNS

Intermediate Fixed Income Portfolio

COMMENTARY:

The Portfolio return for the one-year period through March 31, 2011 was 4.62%, essentially matching the benchmark return of 4.63%. The best-performing sector within the benchmark was corporate bonds, as an accommodative monetary policy increased market liquidity and drove demand for higher-yielding assets. Corporations continued to focus on cutting costs, generating cash and improving balance sheets. These actions created an improved investment environment and strong demand for corporate bonds from investors seeking higher yields, leading to tighter valuations. Despite the outperformance for corporates over the last 12 months, we continue to expect corporate bonds to outperform Treasurys and agencies, as the economic recovery and demand for higher yields continues.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2011

	1 Year	3 Years	5 Years	10 Years	Since Inception
Intermediate Fixed Income*	4.62%	5.10%	5.68%	4.88%	5.60%
Barclays Capital U.S. Intermediate Gov./Credit Bond Index	4.63	4.49	5.68	5.20	6.07
Citigroup 3-month Treasury Bill Index	0.15	0.47	2.10	2.12	3.40
Consumer Price Index	2.68	1.53	2.26	2.40	2.49

Inception date 5/10/94

Gross and Net Expense Ratios are 0.70% and 0.55% (excludes 12b-1 fees), respectively, as of 3/31/10, which are the amounts stated in the current prospectuses as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/12.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Please refer to the Schedule of Investments for complete Portfolio holdings. Portfolio holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

See page 63 for index descriptions.

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Fund Expenses

Rainier Funds

March 31, 2011 (Unaudited)

EXPENSE EXAMPLES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Original Class only), and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested 10/1/10 and held for the entire period from 10/1/10 to 3/31/11.

ACTUAL EXPENSES

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed annual rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LARGE CAP EQUITY PORTFOLIO

Expenses Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$1,185.40	$1,187.20	$1,019.21	$1,020.44
Expenses Paid during Period*	$6.27	$4.91	$5.79	$4.53

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.15% for Original, 0.90% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

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MID CAP EQUITY PORTFOLIO

Expenses Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$1,248.80	$1,250.10	$1,018.46	$1,019.68
Expenses Paid during Period*	$7.29	$5.89	$6.54	$5.29

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.30% for Original, 1.05% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

SMALL/MID CAP EQUITY PORTFOLIO

Expenses Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$1,253.50	$1,254.80	$1,018.73	$1,019.97
Expenses Paid during Period*	$6.97	$5.57	$6.24	$4.99

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.24% for Original, 0.99% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

BALANCED PORTFOLIO

Expenses Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$1,108.30	$1,109.80	$1,019.16	$1,020.39
Expenses Paid during Period*	$6.10	$4.79	$5.84	$4.58

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.16% for Original, 0.91% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

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Fund Expenses

Rainier Funds

March 31, 2011 (Unaudited) continued

INTERMEDIATE FIXED INCOME PORTFOLIO

Expenses Example

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/1/10)	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$994.40	$1,022.20
Expenses Paid during Period*	$2.73	$2.77

*Expenses are equal to the Fund’s annualized expense ratio of 0.55%, net of fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

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SCHEDULES OF INVESTMENTS March 31, 2011

Rainier Large Cap Equity Portfolio

Sector Representation as of March 31, 2011 (% of net assets)

COMMON STOCKS (99.0%)
	Shares	Value

CONSUMER DISCRETIONARY (12.8%)
Amazon.com, Inc.*	74,210	$13,367,447
CBS Corp.	479,560	12,008,183
Darden Restaurants, Inc.	87,430	4,295,436
Ford Motor Co.*	842,860	12,567,043
Kohls Corp.	241,180	12,792,187
Limited Brands, Inc.	385,100	12,662,088
Marriott International, Inc. Cl. A	548,050	19,499,619
McDonald’s Corp.	235,880	17,948,109
NIKE, Inc. - Cl. B	174,370	13,199,809
Target Corp.	238,330	11,918,883
The Walt Disney Co.	520,090	22,410,678
Tiffany & Co.	184,550	11,338,752
TRW Automotive Holdings Corp.*	184,960	10,187,597
Total Consumer Discretionary		174,195,831

CONSUMER STAPLES (4.8%)
Anheuser-Busch InBev N.V.^	215,220	12,304,127
Coca-Cola Enterprises, Inc.	499,900	13,647,270
Costco Wholesale Corp.	141,580	10,380,646
Hansen Natural Corp.*	152,080	9,159,778
The Coca-Cola Co.	306,690	20,348,882
Total Consumer Staples		65,840,703

	Shares	Value
ENERGY (12.9%)
Chevron Corp.	470,885	$50,587,176
Halliburton Co.	506,460	25,241,966
National Oilwell Varco, Inc.	273,170	21,654,186
Pioneer Natural Resources Co.	194,590	19,832,613
Schlumberger Ltd.	320,400	29,880,504
SM Energy Co.	170,580	12,655,330
Whiting Petroleum Corp.*	225,910	16,593,089
Total Energy		176,444,864

FINANCIALS (14.4%)
American Express Co.	445,230	20,124,396
Ameriprise Financial, Inc.	446,460	27,269,777
CB Richard Ellis Group, Inc.*	706,140	18,853,938
Discover Financial Services	637,590	15,378,671
Franklin Resources, Inc.	147,660	18,469,313
Host Hotels & Resorts, Inc.	757,810	13,345,034
Intercontinental-Exchange, Inc.*	81,860	10,112,984
JPMorgan Chase & Co.	820,990	37,847,639
MetLife, Inc.	308,290	13,789,812
The Charles Schwab Corp.	538,740	9,713,482

The accompanying notes are an integral part of these financial statements.

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SCHEDULES OF INVESTMENTS March 31, 2011

Rainier Large Cap Equity Portfolio

continued

	Shares	Value
The PNC Financial Services Group, Inc.	186,790	$11,765,902
Total Financials		196,670,948

HEALTH CARE (10.2%)
Agilent Technologies, Inc.*	330,790	14,812,776
Allergan, Inc.	177,555	12,609,956
Celgene Corp.*	177,685	10,222,218
CIGNA Corp.	304,720	13,493,001
Express Scripts, Inc.*	264,000	14,681,040
HCA Holdings, Inc.*	284,640	9,640,757
Intuitive Surgical, Inc.*	30,330	10,113,842
McKesson Corp.	105,720	8,357,166
Merck & Co., Inc.	205,690	6,789,827
Perrigo Co.	137,750	10,953,880
Shire PLC - ADR^	144,380	12,575,498
Teva Pharmaceutical Industries, Ltd. - ADR^	196,410	9,853,890
Varian Medical Systems, Inc.*	68,820	4,654,985
Total Health Care		138,758,836

INDUSTRIALS (12.9%)
CSX Corp.	284,800	22,385,280
Cummins, Inc.	107,790	11,815,940
Deere & Co.	421,810	40,869,171
Emerson Electric Co.	404,040	23,608,057
Expeditors International of Washington, Inc.	214,770	10,768,568
Manpower, Inc.	200,660	12,617,501
PACCAR, Inc.	320,720	16,789,692
Precision Castparts Corp.	126,325	18,592,513
Rockwell Automation, Inc.	187,490	17,745,929
Total Industrials		175,192,651

INFORMATION TECHNOLOGY (20.1%)
Apple, Inc.*	165,610	57,706,804
Autodesk, Inc.*	262,860	11,594,754
Avago Technologies Ltd.	309,400	9,622,340
Broadcom Corp. Cl. A	331,345	13,048,366
Check Point Software Technologies Ltd.*^	283,715	14,483,651

	Shares	Value
Cisco Systems, Inc.	778,475	$13,350,846
Corning, Inc.	350,060	7,221,738
EMC Corp.*	778,500	20,669,175
Google Inc. Cl. A*	48,625	28,504,461
Hewlett Packard Co.	301,810	12,365,156
Intuit, Inc.*	237,320	12,601,692
Juniper Networks, Inc.*	403,870	16,994,850
Marvell Technology Group Ltd.*^	437,350	6,800,793
Oracle Corp.	738,300	24,637,071
Trimble Navigation Ltd.*	222,750	11,257,785
Visa, Inc.	173,731	12,790,076
Total Information Technology		273,649,558

MATERIALS (8.1%)
Albemarle Corp.	309,730	18,512,562
E.I. du Pont de Nemours & Co.	300,830	16,536,625
Freeport-McMoRan Copper & Gold, Inc.	146,340	8,129,187
International Flavors & Fragrances, Inc.	152,760	9,516,948
Packaging Corp. of America	500,380	14,455,978
Potash Corp. of Saskatchewan, Inc.^	221,370	13,045,334
Walter Energy, Inc.	109,920	14,886,466
Yamana Gold, Inc.^	1,220,910	15,029,402
Total Materials		110,112,502

TELECOMMUNICATION SERVICES (1.5%)
American Tower Corp. Cl. A*	387,550	20,082,841
Total Telecommunication Services		20,082,841

UTILITIES (1.3%)
The AES Corp.*	1,356,140	17,629,820
Total Utilities		17,629,820

TOTAL COMMON STOCKS
(cost $979,545,030)	$1,348,578,554

P / 16

SHORT-TERM INVESTMENT (0.3%)
	Shares	Value

MONEY MARKET MUTUAL FUND (0.3%)
First American Prime Obligations Fund 0.000%**	3,571,844	$3,571,844

TOTAL SHORT-TERM INVESTMENT
(cost $3,571,844)		$3,571,844

TOTAL INVESTMENTS (99.3%)
(cost $983,116,874)		$1,352,150,398

OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%)		9,667,672

TOTAL NET ASSETS (100.0%)		$1,361,818,070

ADR - American Depository Receipt

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, Inc.

The accompanying notes are an integral part of these financial statements.

P / 17

SCHEDULES OF INVESTMENTS March 31, 2011

Rainier Mid Cap Equity Portfolio

Sector Representation as of March 31, 2011 (% of net assets)

COMMON STOCKS (97.4%)
	Shares	Value

CONSUMER DISCRETIONARY (14.9%)
Dick’s Sporting Goods, Inc.*	236,980	$9,474,460
Discovery Communications, Inc.*	250,500	9,994,950
Fossil, Inc.*	73,410	6,874,847
Gannett Co., Inc.	293,560	4,470,919
Gentex Corp.	266,180	8,051,945
Jarden Corp.	257,010	9,141,846
Kohl’s Corp.	105,970	5,620,649
Macy’s, Inc.	408,470	9,909,482
Marriott International, Inc. Cl. A	292,530	10,408,217
Nordstrom, Inc.	220,600	9,900,528
priceline.com, Inc.*	12,540	6,350,758
Scripps Networks Interactive, Inc. Cl. A	150,460	7,536,541
Snap-On, Inc.	45,650	2,741,739
Tiffany & Co.	87,090	5,350,809
Tractor Supply Co.	98,430	5,892,020
TRW Automotive Holdings Corp.*	174,460	9,609,257
Urban Outfitters, Inc.*	210,760	6,286,971
WABCO Holdings, Inc.*	115,730	7,133,597
Warnaco Group, Inc.*	81,090	4,637,537
Total Consumer Discretionary		139,387,072

	Shares	Value
CONSUMER STAPLES (2.0%)
Church & Dwight Co., Inc.	77,245	$6,128,618
Coca-Cola Enterprises, Inc.	156,350	4,268,355
Hansen Natural Corp.*	142,170	8,562,899
Total Consumer Staples		18,959,872

ENERGY (10.6%)
Concho Resources, Inc.*	156,685	16,812,300
Dresser-Rand Group, Inc.*	125,790	6,744,860
Energy XXI (Bermuda) Ltd.*^	205,580	7,010,278
Oceaneering International, Inc.*	61,740	5,522,643
Pioneer Natural Resources Co.	160,480	16,356,122
SM Energy Co.	157,430	11,679,732
Unit Corp.*	95,400	5,910,030
Walter Energy, Inc.	88,560	11,993,681
Whiting Petroleum Corp.*	236,070	17,339,341
Total Energy		99,368,987

FINANCIAL SERVICES (17.8%)
Affiliated Managers Group, Inc.*	120,890	13,221,739
Alliance Data Systems Corp.*	204,930	17,601,438
Ameriprise Financial, Inc.	300,990	18,384,469

P / 18

	Shares	Value
CB Richard Ellis Group, Inc.*	408,570	$10,908,819
Discover Financial Services	504,630	12,171,676
First Niagara Financial Group, Inc.	584,560	7,938,325
Franklin Resources, Inc.	102,190	12,781,925
Host Hotels & Resorts, Inc.	456,420	8,037,556
Intercontinental-Exchange, Inc.*	43,910	5,424,641
Jones Lang LaSalle, Inc.	76,680	7,648,063
Raymond James Financial, Inc.	275,300	10,527,472
Signature Bank*	165,590	9,339,276
Stifel Financial Corp.*	88,820	6,376,388
T. Rowe Price Group, Inc.	231,230	15,358,297
The Charles Schwab Corp.	337,070	6,077,372
The PNC Financial Services Group, Inc.	71,190	4,484,258
Total Financial Services		166,281,714

HEALTH CARE (8.6%)
Alexion Pharmaceuticals, Inc.*	45,835	4,522,998
Allscripts Healthcare Solutions, Inc.*	428,250	8,988,968
AmerisourceBergen Corp.	148,770	5,885,341
Hill-Rom Holdings, Inc.	104,220	3,958,276
Intuitive Surgical, Inc.*	22,010	7,339,454
Life Technologies Corp.*	61,720	3,235,362
Mylan, Inc.*	228,310	5,175,788
Perrigo Co.	110,380	8,777,417
ResMed, Inc.*	135,380	4,061,400
Shire PLC - ADR^	62,600	5,452,460
SXC Health Solutions Corp.*^	144,990	7,945,452
The Cooper Companies, Inc.	52,960	3,678,072
United Therapeutics Corp.*	118,990	7,974,710
Valeant Pharmaceuticals International, Inc.^	59,910	2,984,117
Total Health Care		79,979,815

	Shares	Value
MATERIALS AND PROCESSING (8.5%)
Albemarle Corp.	187,570	$11,211,059
CF Industries Holdings, Inc.	104,820	14,338,328
FMC Corp.	99,760	8,472,617
International Flavors & Fragrances, Inc.	130,120	8,106,476
Precision Castparts Corp.	51,315	7,552,542
Timken Co.	211,710	11,072,433
Valspar Corp.	137,390	5,371,949
Yamana Gold, Inc.^	1,028,620	12,662,312
Total Materials and Processing		78,787,716

PRODUCER DURABLES (17.3%)
Agilent Technologies, Inc.*	168,600	7,549,908
Alaska Air Group, Inc.*	96,680	6,131,446
AMETEK, Inc.	121,902	5,347,841
BE Aerospace, Inc.*	311,860	11,080,386
Chicago Bridge & Iron Co. N.V.^	412,050	16,753,953
Cummins, Inc.	63,270	6,935,657
Dover Corp.	211,980	13,935,565
Esterline Technologies Corp.*	57,100	4,038,112
Expeditors International of Washington, Inc.	182,200	9,135,508
Flowserve Corp.	28,620	3,686,256
J.B. Hunt Transportation Services, Inc.	60,160	2,732,467
Kansas City Southern*	142,500	7,759,125
Kennametal, Inc.	304,220	11,864,580
Manpower, Inc.	133,930	8,421,518
MSC Industrial Direct Co., Inc. Cl. A	175,020	11,983,619
Nalco Holding Co.	86,750	2,369,143
Nordson Corp.	68,690	7,903,472
PACCAR, Inc.	116,210	6,083,594
Rockwell Automation, Inc.	111,590	10,561,993
Trimble Navigation Ltd.*	148,895	7,525,153
Total Producer Durables		161,799,296

The accompanying notes are an integral part of these financial statements.

P / 19

SCHEDULES OF INVESTMENTS March 31, 2011

Rainier Mid Cap Equity Portfolio

continued

	Shares	Value

TECHNOLOGY (14.6%)
American Tower Corp. Cl. A*	152,485	$7,901,773
ANSYS, Inc.*	106,935	5,794,808
Aruba Networks, Inc.*	156,120	5,283,101
Autodesk, Inc.*	173,810	7,666,759
Avago Technologies Ltd.	183,070	5,693,477
Broadcom Corp. Cl. A	216,665	8,532,268
Check Point Software Technologies Ltd.*^	203,970	10,412,669
Citrix Systems, Inc.*	68,040	4,998,218
Cognizant Technology Solutions Corp.*	87,110	7,090,754
Cypress Semiconductor Corp.*	273,410	5,298,686
F5 Networks, Inc.*	60,690	6,224,974
Intuit, Inc.*	158,570	8,420,067
Juniper Networks, Inc.*	205,540	8,649,123
Marvell Technology Group Ltd.*^	194,750	3,028,362
MICROS Systems, Inc.*	132,825	6,565,540
NetApp, Inc.*	88,585	4,268,025
NetLogic Microsystems, Inc.*	122,300	5,139,046
Polycom, Inc.*	109,260	5,665,131
Red Hat, Inc.*	108,450	4,922,545
Riverbed Technology, Inc.*	71,160	2,679,174
SBA Communications Corp.*	164,130	6,512,678
Tibco Software, Inc.*	215,140	5,862,565
Total Technology		136,609,743

UTILITIES (3.1%)
Aqua America, Inc.	113,890	2,606,942
ITC Holdings Corp.	183,530	12,828,747
The AES Corp.*	1,040,220	13,522,860
Total Utilities		28,958,549

TOTAL COMMON STOCKS
(cost $667,050,183)		$910,132,764

SHORT-TERM INVESTMENT (3.6%)
	Shares	Value

MONEY MARKET MUTUAL FUND (3.6%)
First American Prime Obligations Fund 0.000%**	33,676,439	$33,676,439

TOTAL SHORT-TERM INVESTMENT
(cost $33,676,439)		$33,676,439
TOTAL INVESTMENTS (101.0%)
(cost $700,726,622)		$943,809,203

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.0%)		(9,694,723)

TOTAL NET ASSETS (100.0%)		$934,114,480

ADR - American Depository Receipt

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Russell Global Sectors classification was developed by and/or is the exclusive property of the Russell Investment Group and has been licensed for use by Rainier Investment Management, Inc.

P / 20

SCHEDULES OF INVESTMENTS March 31, 2011

Rainier Small/Mid Cap Equity Portfolio

Sector Representation as of March 31, 2011 (% of net assets)

COMMON STOCKS (99.6%)
	Shares	Value

CONSUMER DISCRETIONARY (12.9%)
American Axle & Manufacturing Holdings, Inc.*	1,817,950	$22,887,991
Dick’s Sporting Goods, Inc.*	848,310	33,915,434
Discovery Communications, Inc.*	750,610	29,949,339
Fossil, Inc.*	272,980	25,564,577
Jarden Corp.	823,990	29,309,324
Liberty Media Corp. - Starz*	195,160	15,144,416
Macy’s, Inc.	1,437,980	34,885,395
Nordstrom, Inc.	789,710	35,442,185
priceline.com, Inc.*	39,250	19,877,770
Snap-On, Inc.	813,400	48,852,804
Tractor Supply Co.	346,480	20,740,293
TRW Automotive Holdings Corp.*	431,370	23,759,860
Urban Outfitters, Inc.*	658,690	19,648,722
WABCO Holdings, Inc.*	601,610	37,083,240
Warnaco Group, Inc.*	318,200	18,197,858
Total Consumer Discretionary		415,259,208

CONSUMER STAPLES (2.2%)
Church & Dwight Co., Inc.	282,650	22,425,451
Diamond Foods, Inc.	506,000	28,234,800

	Shares	Value
TreeHouse Foods, Inc.*	373,620	$21,247,770
Total Consumer Staples		71,908,021

ENERGY (9.7%)
Carrizo Oil & Co, Inc.*	913,800	33,746,634
Energy XXI (Bermuda) Ltd.*^	1,351,716	46,093,515
GeoResources, Inc.*	789,870	24,699,235
Kodiak Oil & Gas Corp.*^	3,511,870	23,529,529
Rosetta Resources, Inc.*	700,950	33,323,163
RPC, Inc.	1,090,140	27,602,345
Swift Energy Co.*	1,145,160	48,875,429
Unit Corp.*	197,400	12,228,930
Walter Energy, Inc.	189,110	25,611,167
Whiting Petroleum Corp.*	501,060	36,802,857
Total Energy		312,512,804

FINANCIAL SERVICES (16.5%)
Affiliated Managers Group, Inc.*	548,050	59,940,229
Alliance Data Systems Corp.*	747,920	64,238,849
Cardtronics, Inc.*	1,141,830	23,236,240
Commerce Bancshares, Inc.	231,482	9,361,132
DiamondRock Hospitality Co.	1,322,320	14,770,314

P / 21

SCHEDULES OF INVESTMENTS March 31, 2011

Rainier Small/Mid Cap Equity Portfolio

continued

	Shares	Value
Discover Financial Services	1,686,630	$40,681,516
First Niagara Financial Group, Inc.	1,654,020	22,461,592
Intercontinental- Exchange, Inc.*	223,620	27,626,015
Jones Lang LaSalle, Inc.	365,690	36,473,921
LaSalle Hotel Properties	937,110	25,301,970
MSCI, Inc. Cl. A*	522,530	19,239,554
Raymond James Financial, Inc.	1,141,000	43,631,840
Signature Bank*	879,440	49,600,416
Stifel Financial Corp.*	784,250	56,301,307
Texas Capital Bancshares, Inc.*	914,460	23,766,815
Wright Express Corp.*	307,850	15,958,944
Total Financial Services		532,590,654

HEALTH CARE (9.6%)
Alexion Pharmaceuticals, Inc.*	161,725	15,959,023
Allscript Healthcare Solutions, Inc.*	1,523,830	31,985,192
Amerisource-Bergen Corp.	398,150	15,750,814
Cyberonics, Inc.*	90,840	2,889,620
Hill-Rom Holdings, Inc.	383,320	14,558,494
Life Technologies Corp.*	226,100	11,852,162
Masimo Corp.	47,070	1,558,017
Mylan, Inc.*	856,190	19,409,827
Perrigo Co.	515,040	40,955,981
ResMed, Inc.*	545,560	16,366,800
Salix Pharmaceuticals, Ltd.*	322,010	11,280,010
Seattle Genetics, Inc.*	1,282,150	19,963,075
Sirona Dental Systems, Inc.*	319,700	16,036,152
SXC Health Solutions Corp.*^	575,260	31,524,248
The Cooper Companies, Inc.	253,930	17,635,439
Thoratec Corp.*	469,970	12,186,322
United Therapeutics Corp.*	474,844	31,824,045
Total Health Care		311,735,221

	Shares	Value
MATERIALS AND PROCESSING (12.0%)
Albemarle Corp.	539,940	$32,272,214
Cabot Corp.	735,910	34,065,274
CF Industries Holdings, Inc.	366,660	50,155,421
Ferro Corp.*	1,310,740	21,745,177
FMC Corp.	290,830	24,700,192
LSB Industries, Inc.*	652,730	25,874,217
Packaging Corp. of America	1,085,000	31,345,650
RBC Bearings, Inc.*	541,990	20,720,278
Rockwood Holdings, Inc.*	487,500	23,994,750
Seabridge Gold, Inc.*^	518,740	16,506,307
Silver Standard Resources, Inc.*^	943,010	29,591,654
Stillwater Mining Co.*	938,590	21,521,868
Timken Co.	618,780	32,362,194
Valspar Corp.	550,360	21,519,076
Total Materials and Processing		386,374,272

PRODUCER DURABLES (18.0%)
AAR Corp.*	795,320	22,046,270
Alaska Air Group, Inc.*	413,590	26,229,878
BE Aerospace, Inc.*	1,425,400	50,644,462
Chicago Bridge & Iron Co. N.V.^	1,419,870	57,731,914
EnerSys*	1,448,175	57,564,956
Esterline Technologies Corp.*	288,350	20,392,112
Expeditors International of Washington, Inc.	383,010	19,204,121
J.B. Hunt Transportation Services, Inc.	312,340	14,186,483
Joy Global, Inc.	356,310	35,206,991
Kansas City Southern*	593,800	32,332,410
Kennametal, Inc.	1,137,040	44,344,560
Kforce, Inc.*	540,760	9,895,908
Korn/Ferry International*	660,900	14,718,243
Littelfuse, Inc.	316,220	18,056,162
MSC Industrial Direct Co., Inc. Cl. A	537,180	36,780,715
Nalco Holding Co.	302,990	8,274,657
Nordson Corp.	228,010	$26,234,830

P / 22

	Shares	Value
Robbins & Myers, Inc.	1,020,140	46,916,239
Steelcase, Inc.	1,816,250	20,668,925
Trimble Navigation Ltd.*	395,575	19,992,361
Total Producer Durables		581,422,197

TECHNOLOGY (16.0%)
Adtran, Inc.	439,960	18,680,702
ANSYS, Inc.*	378,355	20,503,057
Aruba Networks, Inc.*	563,080	19,054,627
Avago Technologies Ltd.	636,530	19,796,083
Check Point Software Technologies Ltd.*^	886,140	45,237,447
Citrix Systems, Inc.*	242,180	17,790,543
Cognizant Technology Solutions Corp.*	291,880	23,759,032
Coherent, Inc.*	317,070	18,424,938
Concur Technologies, Inc.*	408,435	22,647,721
Cypress Semiconductor Corp.*	1,189,930	23,060,843
Diodes, Inc.*	263,780	8,984,347
Entropic Communications, Inc.*	1,405,380	11,875,461
F5 Networks, Inc.*	211,370	21,680,221
FEI Co.*	508,480	17,145,946
Finisar Corp.*	446,900	10,993,740
Ixia*	1,148,510	18,238,339
MICROS Systems, Inc.*	499,229	24,676,889
NetApp, Inc.*	365,525	17,610,995
NetLogic Microsystems, Inc.*	425,670	17,886,653
Polycom, Inc.*	391,120	20,279,572
Red Hat, Inc.*	392,080	17,796,511
Riverbed Technology, Inc.*	497,090	18,715,438
SBA Communications Corp.*	711,280	28,223,590
Standard Microsystems Corp.*	691,300	17,047,458
Taleo Corp. Cl. A*	455,670	16,244,636
Tibco Software, Inc.*	739,540	20,152,465
Total Technology		516,507,254

	Shares	Value
UTILITIES (2.7%)
Aqua America, Inc.	164,240	$3,759,454
ITC Holdings Corp.	653,845	45,703,765
The AES Corp.*	2,924,330	38,016,290
Total Utilities		87,479,509

TOTAL COMMON STOCKS
(cost $2,334,945,650)		$3,215,789,140

SHORT-TERM INVESTMENT (1.0%)

MONEY MARKET MUTUAL FUND (1.0%)
First American Prime Obligations Fund 0.000%**	30,817,940	30,817,940

TOTAL SHORT-TERM INVESTMENT
(cost $30,817,940)		$30,817,940

TOTAL INVESTMENTS (100.6%)
(cost $2,365,763,590)		$3,246,607,080

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.6%)		(19,813,119)

TOTAL NET ASSETS (100.0%)		$3,226,793,961

*Non-income producing security.

** Rate quoted is seven-day yield at period end.

^ U.S. Dollar denominated foreign security.

The Russell Global Sectors classification was developed by and/or is the exclusive property of the Russell Investment Group and has been licensed for use by Rainier Investment Management, Inc.

P / 23

The accompanying notes are an integral part of these financial statements.

SCHEDULES OF INVESTMENTS March 31, 2011

Rainier Balanced Portfolio

Investment Allocation as of March 31, 2011 (% of net assets)

COMMON STOCKS (60.1%)
	Shares	Value

CONSUMER DISCRETIONARY (7.8%)
Amazon.com, Inc.*	2,370	$426,908
CBS Corp.	15,350	384,364
Darden Restaurants, Inc.	2,860	140,512
Ford Motor Co.*	26,970	402,123
Kohls Corp.	7,720	409,469
Limited Brands, Inc.	12,320	405,082
Marriott International, Inc. Cl. A	17,540	624,073
McDonalds Corp.	7,610	579,045
NIKE, Inc. - Cl. B	5,575	422,027
Target Corp.	7,670	383,576
The Walt Disney Co.	16,640	717,018
Tiffany & Co.	5,910	363,110
TRW Automotive Holdings Corp.*	6,010	331,031
Total Consumer Discretionary		5,588,338

CONSUMER STAPLES (2.9%)
Anheuser-Busch InBev N.V.^	6,890	393,901
Coca-Cola Enterprises, Inc.	16,000	436,800
Costco Wholesale Corp.	4,530	332,139
Hansen Natural Corp.*	4,870	293,320
The Coca-Cola Co.	9,810	650,894
Total Consumer Staples		2,107,054

ENERGY (7.9%)
Chevron Corp.	15,065	1,618,433
Halliburton Co.	16,210	807,906
National Oilwell Varco, Inc.	8,740	692,820

	Shares	Value
Pioneer Natural Resources Co.	6,230	$634,962
Schlumberger Ltd.	10,250	955,915
SM Energy Co.	5,460	405,077
Whiting Petroleum Corp.*	7,230	531,044
Total Energy		5,646,157

FINANCIALS (8.8%)
American Express Co.	14,250	644,100
Ameriprise Financial, Inc.	14,290	872,833
CB Richard Ellis Group, Inc.*	22,600	603,420
Discover Financial Services	20,400	492,048
Franklin Resources, Inc.	4,730	591,629
Host Hotels & Resorts, Inc.	24,810	436,904
Intercontinental- Exchange Inc.*	2,660	328,616
JPMorgan Chase & Co.	26,275	1,211,278
MetLife, Inc.	9,980	446,405
The Charles Schwab Corp.	16,670	300,560
The PNC Financial Services Group, Inc.	5,980	376,680
Total Financials		6,304,473

HEALTH CARE (6.1%)
Agilent Technologies, Inc.*	10,590	474,220
Allergan, Inc.	4,875	346,223
Celgene Corp.*	5,760	331,373
CIGNA Corp.	9,750	431,730

P / 24

	Shares	Value
Express Scripts, Inc.*	8,460	$470,461
HCA Holdings, Inc.*	9,280	314,313
Intuitive Surgical, Inc.*	890	296,780
McKesson Corp.	3,420	270,351
Merck & Co., Inc.	6,580	217,206
Perrigo Co.	4,410	350,683
Shire PLC - ADR^	4,620	402,402
Teva Pharmaceutical Industries Ltd. - ADR^	6,350	318,579
Varian Medical Systems, Inc.*	2,250	152,190
Total Health Care		4,376,511

INDUSTRIALS (7.8%)
CSX Corp.	9,110	716,046
Cummins, Inc.	3,450	378,189
Deere & Co.	13,500	1,308,015
Emerson Electric Co.	12,930	755,500
Expeditors International of Washington, Inc.	6,870	344,462
Manpower, Inc.	6,420	403,689
PACCAR, Inc.	10,260	537,111
Precision Castparts Corp.	4,045	595,343
Rockwell Automation, Inc.	6,000	567,900
Total Industrials		5,606,255

INFORMATION TECHNOLOGY (12.2%)
Apple, Inc.*	5,300	1,846,785
Autodesk, Inc.*	8,410	370,965
Avago Technologies Ltd.	10,020	311,622
Broadcom Corp. Cl. A	10,600	417,428
Check Point Software Technologies Ltd.*^	9,075	463,279
Cisco System, Inc.	24,911	427,224
Corning, Inc.	11,200	231,056
EMC Corp.*	24,915	661,493
Google, Inc. Cl. A*	1,560	914,488
Hewlett Packard Co.	9,660	395,770
Intuit, Inc.*	7,680	407,808
Juniper Networks, Inc.*	12,920	543,673
Marvell Technology Group Ltd.*^	14,150	220,033
Oracle Corp.	23,625	788,366
Trimble Navigation Ltd*	7,215	364,646
Visa, Inc.	5,558	409,180
Total Information Technology		8,773,816

	Shares	Value
MATERIALS (4.9%)
Albemarle Corp.	9,910	$592,321
E.I. du Pont de Nemours & Co.	9,630	529,361
Freeport-McMoRan Copper & Gold, Inc.	4,760	264,418
International Flavors & Fragrances, Inc.	4,890	304,647
Packaging Corp. of America	16,010	462,529
Potash Corp. of Saskatchewan, Inc.^	7,080	417,224
Walter Energy, Inc.	3,520	476,714
Yamana Gold, Inc.^	39,070	480,952
Total Materials		3,528,166

TELECOMMUNICATION SERVICES (0.9%)
American Tower Corp. Cl. A*	12,405	642,827
Total Telecommunication Services		642,827

UTILITIES (0.8%)
The AES Corp.*	43,400	564,200
Total Utilities		564,200

TOTAL COMMON STOCKS
(cost $30,954,934)		$43,137,797

DEBT SECURITIES (37.6%)
	Principal Amount

ASSET-BACKED SECURITIES (1.9%)
Capital One
Series 2006-A6, 5.300%, 02/15/2014	$250,000	250,480
Citibank Credit Card Issuance Trust
Series 2006-A4, 5.450%, 05/10/2013	1,125,000	1,131,009

TOTAL ASSET-BACKED SECURITIES
(cost $1,373,202)		$1,381,489

CORPORATE BONDS (25.8%)

FINANCE (17.7%)
ACE INA Holdings, Inc.:
5.600%, 05/15/2015	515,000	564,895
2.600%, 11/23/2015	85,000	82,697

The accompanying notes are an integral part of these financial statements.

P / 25

SCHEDULES OF INVESTMENTS March 31, 2011

Rainier Balanced Portfolio

continued

	Principal Amount	Value
Allstate Life Global Funding Trust
5.375%, 04/30/2013	$300,000	$323,820
American Express Co.
7.000%, 03/19/2018	290,000	339,407
Bank of America Corp.
5.650%, 05/01/2018	450,000	470,971
Bear Stearns & Cos., Inc.:
5.700%, 11/15/2014	420,000	462,016
5.550%, 01/22/2017	425,000	452,008
BlackRock, Inc.
5.000%, 12/10/2019	125,000	131,362
Caterpillar Financial Services Corp.:
6.125%, 02/17/2014	315,000	355,047
1.650%, 04/01/2014	200,000	199,500
Citigroup, Inc.:
6.500%, 08/19/2013	216,000	236,296
4.750%, 05/19/2015	560,000	587,543
Comerica, Inc.
3.000%, 09/16/2015	200,000	199,201
Credit Suisse First Boston:^
5.000%, 05/15/2013	150,000	160,220
5.400%, 01/14/2020	200,000	202,346
General Electric Capital Corp.:
5.900%, 05/13/2014	575,000	635,099
5.625%, 09/15/2017	445,000	483,536
Hartford Financial Services Group, Inc.
5.250%, 10/15/2011	475,000	486,019
HSBC Financial Corp.
6.375%, 10/15/2011	500,000	515,340
Lloyds TSB Bank PLC^
4.875%, 01/21/2016	150,000	154,833
MetLife, Inc.
6.750%, 06/01/2016	325,000	376,097
Morgan Stanley
4.750%, 04/01/2014	905,000	943,681
ORIX Corp.^
4.710%, 04/27/2015	165,000	167,701
Prudential Financial, Inc.
5.150%, 01/15/2013	425,000	449,476
State Street Corp.
2.875%, 03/07/2016	495,000	492,293
The Charles Schwab Corp.
4.950%, 06/01/2014	275,000	299,036
The Goldman Sachs Group, Inc.
5.950%, 01/18/2018	460,000	494,642
The Travelers Cos., Inc.
5.900%, 06/02/2019	375,000	415,439

	Principal Amount	Value
Toyota Motor Credit Corp.:
3.200%, 06/17/2015	$160,000	$162,816
2.800%, 01/11/2016	350,000	348,963
Wachovia Corp.:
5.500%, 05/01/2013	375,000	404,328
4.875%, 02/15/2014	155,000	165,145
5.250%, 08/01/2014	210,000	224,760
Wells Fargo Co.:
3.750%, 10/01/2014	250,000	262,165
3.625%, 04/15/2015	155,000	159,916
Western Union Co.:
5.400%, 11/17/2011	250,000	257,389
5.930%, 10/01/2016	90,000	100,065
Total Finance		12,766,068

INDUSTRIALS (7.6%)
Alltel Corp.
7.000%, 07/01/2012	250,000	267,836
Amgen, Inc.
4.500%, 03/15/2020	60,000	61,442
Analog Devices, Inc.
5.000%, 07/01/2014	670,000	728,728
ArcelorMittal SA Luxembourg^
5.375%, 06/01/2013	130,000	138,328
Archer-Daniels-Midland Co.
4.479%, 03/01/2021	120,000	121,770
Bemis Co., Inc.
6.800%, 08/01/2019	125,000	142,297
BHP Billiton Financial USA Ltd.^
5.125%, 03/29/2012	275,000	287,482
Cisco System, Inc.
4.450%, 01/15/2020	430,000	441,776
Corn Products International, Inc.
3.200%, 11/01/2015	120,000	119,921
Nokia Corp.^
5.375%, 05/15/2019	345,000	352,943
Novartis Capital Corp.
4.125%, 02/10/2014	300,000	321,031
Petrobras International Finance Co.^
5.375%, 01/27/2021	195,000	196,564
Sanofi-Aventis SA^
2.625%, 03/29/2016	150,000	148,883
Shell International Financial BV^
4.375%, 03/25/2020	200,000	206,841
St. Jude Medical, Inc.:
3.750%, 07/15/2014	125,000	131,421
4.875%, 07/15/2019	75,000	78,852

P / 26

	Principal Amount	Value
Statoil ASA^
3.125%, 08/17/2017	$430,000	$425,797
Telefonica Emisiones SAU^
5.462%, 02/16/2021	30,000	30,439
Teva Pharmaceuticals Finance II BV
3.000%, 06/15/2015	55,000	55,592
Total Capital SA^
4.450%, 06/24/2020	195,000	199,448
Tyco International Finance SA^
8.500%, 01/15/2019	175,000	226,104
United Parcel Service, Inc.
3.875%, 04/01/2014	175,000	186,645
UnitedHealth Group, Inc.
6.000%, 02/15/2018	150,000	167,073
WMC Financial USA Ltd.^
5.125%, 05/15/2013	350,000	378,548
Zimmer Holdings, Inc.
4.625%, 11/30/2019	50,000	51,875
Total Industrials		5,467,636

UTILITIES (0.5%)
Qwest Corp.
7.625%, 06/15/2015	205,000	236,775
Virginia Electric & Power Co.
5.000%, 06/30/2019	125,000	133,428
Total Utilities		370,203

TOTAL CORPORATE BONDS
(cost $17,937,102)		$18,603,907

MORTGAGE PASS-THROUGH SECURITIES (0.7%)
Federal National Mortgage Association
Pool #725690,
6.000%, 08/01/2034	456,674	501,762
TOTAL MORTGAGE PASS-THROUGH SECURITIES
(cost $457,099)		$501,762

U.S. GOVERNMENT AGENCY (3.2%)
Federal Farm Credit Bank
1.850%, 05/16/2016	225,000	215,942
Federal Home Loan Bank
5.625%, 06/13/2016	825,000	905,555
Federal Home Loan Mortgage Corp.
2.500%, 04/08/2013	650,000	650,293

	Principal Amount	Value
Federal National Mortgage Association
5.240%, 08/07/2018	$500,000	$542,331

TOTAL U.S. GOVERNMENT AGENCY
(cost $2,199,397)		$2,314,121

U.S. TREASURY NOTES (6.0%)
1.375%, 03/15/2013	100,000	101,175
0.750%, 12/15/2013	120,000	118,809
2.625%, 06/30/2014	400,000	415,750
2.375%, 08/31/2014	425,000	437,551
4.250%, 11/15/2014	250,000	273,887
2.500%, 04/30/2015	1,125,000	1,155,850
2.125%, 12/31/2015	150,000	150,058
2.250%, 11/30/2017	1,210,000	1,168,974
2.625%, 11/15/2020	490,000	457,308

TOTAL U.S. TREASURY NOTES
(cost $4,218,210)		$4,279,362

TOTAL DEBT SECURITIES
(cost $26,185,010)		$27,080,641

SHORT-TERM INVESTMENT (0.4%)
	Shares

MONEY MARKET MUTUAL FUND (0.4%)
First American Prime Obligation Fund 0.000%**	263,748	263,748

TOTAL SHORT-TERM INVESTMENT
(cost $263,748)		$263,748

TOTAL INVESTMENTS (98.1%)
(cost $57,403,692)		$70,482,186

OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)		1,355,637

TOTAL NET ASSETS (100.0%)		$71,837,823

ADR - American Depository Receipt

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS®) is used in the Equity portion of the Portfolio and was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, Inc.

The accompanying notes are an integral part of these financial statements.

P / 27

SCHEDULES OF INVESTMENTS March 31, 2011

Rainier Intermediate Fixed Income Portfolio

Investment Allocation as of March 31, 2011 (% of net assets)

DEBT SECURITIES (98.8%)
	Principal Amount	Value

ASSET-BACKED SECURITIES (1.9%)
Bank of America Credit Card Trust
Series 2007-8A,
5.590%, 11/15/2014	$300,000	$317,744
Citibank Credit Card Issuance Trust
Series 2006-A4,
5.450%, 05/10/2013	1,750,000	1,759,347
TOTAL ASSET-BACKED SECURITIES
(cost $2,048,288)		$2,077,091

CORPORATE BONDS (70.2%)

FINANCE (48.5%)
ACE INA Holdings, Inc.:
5.600%, 05/15/2015	1,925,000	2,111,502
2.600%, 11/23/2015	415,000	403,755
Allstate Life Global Funding Trust
5.375%, 04/30/2013	1,525,000	1,646,087
American Express Co.
7.000%, 03/19/2018	1,195,000	1,398,591
Bank of America Corp.
5.650%, 05/01/2018	1,800,000	1,883,885
Bear Stearns & Co., Inc.:
5.700%, 11/15/2014	1,735,000	1,908,566
5.550%, 01/22/2017	1,675,000	1,781,445
BlackRock, Inc.
5.000%, 12/10/2019	475,000	499,177

	Principal Amount	Value
Caterpillar Financial Services Corp.:
6.125%, 02/17/2014	$2,100,000	$2,366,979
1.650%, 04/01/2014	805,000	802,988
Citigroup, Inc.:
6.500%, 08/19/2013	794,000	868,605
4.750%, 05/19/2015	2,525,000	2,649,190
Comerica, Inc.
3.000%, 09/16/2015	910,000	906,363
Credit Suisse First Boston:^
5.000%, 05/15/2013	1,000,000	1,068,133
5.400%, 01/14/2020	800,000	809,382
General Electric Capital Corp.:
5.900%, 05/13/2014	2,350,000	2,595,622
5.625%, 09/15/2017	1,625,000	1,765,722
Hartford Financial Services Group, Inc.
5.250%, 10/15/2011	1,825,000	1,867,335
HSBC Finance Corp.
6.375%, 10/15/2011	1,475,000	1,520,253
Lloyds TSB Bank PLC^
4.875%, 01/21/2016	600,000	619,333
MetLife, Inc.
6.750%, 06/01/2016	1,300,000	1,504,390
Morgan Stanley
4.750%, 04/01/2014	3,840,000	4,004,125
ORIX Corp.^
4.710%, 04/27/2015	680,000	691,131
Prudential Financial, Inc.
5.150%, 01/15/2013	2,175,000	2,300,258
State Street Corp.
2.875%, 03/07/2016	1,970,000	1,959,228

P / 28

	Principal Amount	Value
The Charles Schwab Corp.
4.950%, 06/01/2014	$1,500,000	$1,631,103
The Goldman Sachs Group, Inc.
5.950%, 01/18/2018	1,945,000	2,091,474
The Travelers Cos., Inc.
5.900%, 06/02/2019	1,350,000	1,495,581
Toyota Motor Credit Corp.:
3.200%, 06/17/2015	690,000	702,145
2.800%, 01/11/2016	1,390,000	1,385,880
Wachovia Corp.:
5.500%, 05/01/2013	1,395,000	1,504,100
4.875%, 02/15/2014	835,000	889,653
5.250%, 08/01/2014	625,000	668,930
Wells Fargo & Co.:
3.750%, 10/01/2014	1,155,000	1,211,202
3.625%, 04/15/2015	645,000	665,457
Western Union Co.:
5.400%, 11/17/2011	1,000,000	1,029,555
5.930%, 10/01/2016	390,000	433,615
Total Finance		53,640,740

INDUSTRIALS (20.8%)
Alltel Corp.
7.000%, 07/01/2012	500,000	535,672
Analog Devices, Inc.
5.000%, 07/01/2014	2,760,000	3,001,925
ArcelorMittal SA Luxembourg^
5.375%, 06/01/2013	615,000	654,395
Archer-Daniels-Midland Co.
4.479%, 03/01/2021	490,000	497,229
Bemis Co., Inc.
6.800%, 08/01/2019	550,000	626,108
BHP Billiton Financial USA Ltd.^
5.125%, 03/29/2012	500,000	522,695
Cisco System, Inc.
4.450%, 01/15/2020	1,000,000	1,027,386
Corn Products International, Inc.
3.200%, 11/01/2015	545,000	544,641
Nokia Corp.^
5.375%, 05/15/2019	1,560,000	1,595,918
Novartis Capital Corp.
4.125%, 02/10/2014	1,250,000	1,337,630
PepsiCo, Inc.
3.750%, 03/01/2014	600,000	638,525
Petrobras International Finance Co.^
5.375%, 01/27/2021	785,000	791,294
Sanofi-Aventis SA^
2.625%, 03/29/2016	600,000	595,532

	Principal Amount	Value
Shell International Financial BV^
4.375%, 03/25/2020	$815,000	$842,876
St. Jude Medical, Inc.
3.750%, 07/15/2014	325,000	341,694
Statoil ASA^
3.125%, 08/17/2017	1,940,000	1,921,039
Telefonica Emisiones SAU^
5.462%, 02/16/2021	120,000	121,756
Teva Pharmaceuticals Financial II BV
3.000%, 06/15/2015	230,000	232,476
The Home Depot, Inc.
5.250%, 12/16/2013	1,000,000	1,092,023
Thomson Reuters Corp.^
6.500%, 07/15/2018	600,000	695,542
Time Warner Cable, Inc.
6.750%, 07/01/2018	500,000	568,837
Total Capital SA^
4.450%, 06/24/2020	815,000	833,589
Tyco International Finance SA^
8.500%, 01/15/2019	725,000	936,715
United Parcel Service, Inc.
4.500%, 01/15/2013	1,000,000	1,062,882
UnitedHealth Group, Inc.
6.000%, 02/15/2018	650,000	723,984
WMC Financial USA Ltd.^
5.125%, 05/15/2013	1,225,000	1,324,918
Total Industrials		23,067,281

UTILITIES (0.9%)
Qwest Corp.
7.625%, 06/15/2015	835,000	964,425
Total Utilities		964,425

TOTAL CORPORATE BONDS
(cost $74,518,725)		$77,672,446

MORTGAGE PASS-THROUGH SECURITIES (1.9%)
Federal Home Loan Mortgage Corp.
Pool #G0-2267,
6.500%, 08/01/2036	166,957	187,563
Federal National Mortgage Association
Pool #725690,
6.000%, 08/01/2034	475,467	522,410
Pool #255813,
5.000%, 08/01/2035	460,785	485,006

The accompanying notes are an integral part of these financial statements.

P / 29

SCHEDULES OF INVESTMENTS March 31, 2011

Rainier Intermediate Fixed Income Portfolio

continued

	Principal Amount	Value
Pool #735897,
5.500%, 10/01/2035	$286,634	$308,071
Pool #256022,
5.500%, 12/01/2035	582,112	625,647
		1,941,134

TOTAL MORTGAGE PASS-THROUGH SECURITIES
(cost $1,965,242)		$2,128,697

U.S. GOVERNMENT AGENCY (11.8%)
Federal Farm Credit Bank
1.850%, 05/16/2016	883,000	847,451
Federal Home Loan Bank
3.625%, 05/29/2013	350,000	370,319
5.500%, 08/13/2014	700,000	792,369
5.625%, 06/13/2016	1,550,000	1,701,347
		2,864,035
Federal Home Loan Mortgage Corp.
5.750%, 01/15/2012	250,000	260,838
5.500%, 08/20/2012	500,000	534,138
4.625%, 10/25/2012	450,000	478,163
4.500%, 07/15/2013	2,700,000	2,915,735
4.750%, 01/19/2016	500,000	554,408
5.250%, 04/18/2016	2,000,000	2,266,052
		7,009,334
Federal National Mortgage Association
4.375%, 03/15/2013	150,000	160,304
4.125%, 04/15/2014	300,000	323,818
4.375%, 10/15/2015	800,000	873,686
5.240%, 08/07/2018	805,000	873,153
		2,230,961

TOTAL U.S. GOVERNMENT AGENCY
(cost $12,146,265)		$12,951,781

U.S. TREASURY NOTES (13.0%)
1.375%, 10/15/2012	335,000	339,161
0.625%, 12/31/2012	500,000	499,648
1.375%, 03/15/2013	1,230,000	1,244,460
1.375%, 05/15/2013	400,000	404,438
3.500%, 05/31/2013	1,125,000	1,189,600
4.250%, 08/15/2013	1,250,000	1,346,778
4.750%, 05/15/2014	800,000	885,313
4.000%, 02/15/2015	1,000,000	1,086,250

	Principal Amount	Value
2.500%, 04/30/2015	$750,000	$770,567
2.250%, 11/30/2017	3,180,000	3,072,179
2.625%, 11/15/2020	3,840,000	3,583,799

TOTAL U.S. TREASURY NOTES
(cost $14,072,534)		14,422,193

TOTAL DEBT SECURITIES
(cost $104,751,054)	$109,252,208

SHORT-TERM INVESTMENT (0.8%)
	Shares

MONEY MARKET MUTUAL FUND (0.8%)
First American Prime Obligation Fund
0.000%*	917,681	917,681

TOTAL SHORT-TERM INVESTMENT
(cost $917,681)		$917,681

TOTAL INVESTMENTS (99.6%)
(cost $105,668,735)		$110,169,889

OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)		406,923

TOTAL NET ASSETS (100.0%)		$110,576,812

*Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

P / 30

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P / 31

Statements of Assets and Liabilities

Rainier Funds

March 31, 2011

	LARGE CAP EQUITY PORTFOLIO	MID CAP EQUITY PORTFOLIO
ASSETS
Investments in securities, at cost	$983,116,874	$700,726,622

Investments in securities, at value (Note 2,5)	$1,352,150,398	$943,809,203
Cash	–	17,281
Receivables
Investment securities sold	11,111,066	8,352,750
Dividends and interest	1,063,155	330,863
Fund shares sold	2,883,504	2,541,434
Receivable from Investment Adviser	–	–
Prepaid expenses	56,066	44,026

Total assets	1,367,264,189	955,095,557

LIABILITIES
Payables
Investment securities purchased	1,789,638	18,657,569
Fund shares redeemed	1,858,985	1,089,248
Distributions to shareholders	–	–
Due to Investment Adviser (Note 3)	855,533	647,259
Due under Distribution Plan – Original Shares (Note 7)	210,215	177,584
Accrued expenses	500,826	361,593
Deferred trustees compensation (Note 3)	230,922	47,824

Total liabilities	5,446,119	20,981,077

Net Assets	$1,361,818,070	$934,114,480

COMPONENTS OF NET ASSETS
Paid-in capital	$1,231,929,801	$904,940,996
Accumulated undistributed net investment income (loss)	3,611,872	(47,824)
Accumulated undistributed net realized gain (loss) on investments	(242,757,127)	(213,861,273)
Net unrealized appreciation on investments	369,033,524	243,082,581

Net assets	$1,361,818,070	$934,114,480

Original shares
Net assets applicable to shares outstanding	$540,082,694	$466,454,079
Shares outstanding	20,425,312	10,742,673
Net asset value, offering and redemption price per share	$26.44	$43.42

Institutional shares
Net assets applicable to shares outstanding	$821,735,376	$467,660,401
Shares outstanding	30,812,497	10,632,472
Net asset value, offering and redemption price per share	$26.67	$43.98

The accompanying notes are an integral part of these financial statements.

P / 32

SMALL/MID CAP EQUITY PORTFOLIO	BALANCED PORTFOLIO	INTERMEDIATE FIXED INCOME PORTFOLIO

$2,365,763,590	$57,403,692	$105,668,735

$3,246,607,080	$70,482,186	$110,169,889
56,798	–	–

19,211,898	1,517,559	467,328
1,084,176	372,413	1,347,129
6,673,895	23,376	13,970
–	–	18,680
63,401	19,895	15,801

3,273,697,248	72,415,429	112,032,797

29,671,568	412,891	1,300,587
12,954,008	11,547	12,478
–	6	2,173
2,253,924	42,286	47,258
585,874	14,467	17,660

1,014,231	37,777	29,288
423,682	58,632	46,541

46,903,287	577,606	1,455,985

$3,226,793,961	$71,837,823	$110,576,812

$3,434,467,123	$64,060,695	$105,902,777

(8,351,016)	26,062	16,765

(1,080,165,636)	(5,327,428)	156,116
880,843,490	13,078,494	4,501,154

$3,226,793,961	$71,837,823	$110,576,812

$1,781,576,278	$39,741,605	$110,576,812
49,980,413	2,512,286	8,463,048

$35.65	$15.82	$13.07

$1,445,217,683	$32,096,218	–
39,552,596	2,016,780	–

$36.54	$15.91	–

The accompanying notes are an integral part of these financial statements.

P / 33

Statements of Operations

Rainier Funds

For the fiscal year ending March 31, 2011

	LARGE CAP EQUITY PORTFOLIO	MID CAP EQUITY PORTFOLIO
INVESTMENT INCOME
Income
Dividends, net of foreign tax withholding of $290,797, $16,001, $10,023, $9,425, and $0, respectively	$18,327,871	$5,244,062
Interest	1,097	1,083

Total income	18,328,968	5,245,145

Expenses
Investment advisory fees (Note 3)	10,831,428	6,273,081
Distribution fees – Original shares (Note 7)	1,523,779	979,533
Administration fees* (Note 3)	1,758,307	1,054,410
Reports to shareholders	118,500	243,558
Registration expense	70,660	68,668
Audit fees	36,473	19,931
Trustee fees (Note 3)	73,011	32,351
Legal fees	20,937	10,445
Miscellaneous expense	90,024	44,357
Interest expense (Note 2)	6,488	–

Total expenses	14,529,607	8,726,334
Less: fees waived and expenses absorbed (Note 3)	–	–

Net expenses	14,529,607	8,726,334

Net investment income (loss)	3,799,361	(3,481,189)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	156,004,050	116,697,106
Net change in unrealized appreciation/ depreciation on investments	68,498,847	91,493,058

Net realized and unrealized gain on investments	224,502,897	208,190,164

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$228,302,258	$204,708,975

*Includes administrator, transfer agent, fund accounting and custody fees.

The accompanying notes are an integral part of these financial statements.

P / 34

SMALL/MID CAP EQUITY PORTFOLIO	BALANCED PORTFOLIO	INTERMEDIATE FIXED INCOME PORTFOLIO

$18,010,268	$603,273	$ –
5,555	1,138,426	4,770,695

18,015,823	1,741,699	4,770,695

25,801,669	532,525	609,950
4,283,805	114,746	121,989
3,565,749	93,542	59,232
249,350	3,265	2,544
65,822	31,991	32,729
65,553	7,031	7,865
139,682	16,833	16,573
41,060	1,203	1,710
187,416	5,747	7,928
–	–	–

34,400,106	806,883	860,520

–	–	(189,575)

34,400,106	806,883	670,945

(16,384,283)	934,816	4,099,750

607,054,544	6,717,901	2,704,090

155,145,393	1,298,020	(719,455)

762,199,937	8,015,921	1,984,635

$745,815,654	$8,950,737	$6,084,385

The accompanying notes are an integral part of these financial statements.

P / 35

Statements of Changes in Net Assets

Rainier Funds

March 31, 2011

Fiscal year ending March 31,	LARGE CAP EQUITY PORTFOLIO 2011	LARGE CAP EQUITY PORTFOLIO 2010
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$3,799,361	$7,009,495
Net realized gain (loss) on investments	156,004,050	15,691,004
Net change in unrealized appreciation/ depreciation on investments	68,498,847	446,459,230

Increase in net assets resulting from operations	228,302,258	469,159,729

Distributions to shareholders
From net investment income
Original shares	(2,303,280)	(3,155,788)
Institutional shares	(4,188,018)	(4,141,323)

Decrease in net assets from distributions	(6,491,298)	(7,297,111)

Capital share transactions
Proceeds from shares sold
Original shares	82,321,979	154,688,803
Institutional shares	226,563,054	270,662,221
Proceeds from shares reinvested
Original shares	2,161,410	3,006,598
Institutional shares	4,029,708	3,857,670
Cost of shares redeemed
Original shares	(330,476,437)	(288,411,119)
Institutional shares	(392,739,994)	(187,332,419)

Net increase (decrease) from capital share transactions	(408,140,280)	(43,528,246)

Net increase (decrease) in net assets	(186,329,320)	418,334,372
NET ASSETS
Beginning of year	1,548,147,390	1,129,813,018

End of year	$1,361,818,070	$1,548,147,390

Accumulated undistributed net investment income (loss)	$3,611,872	$6,303,809

Original Shares
Shares sold	3,563,441	8,015,414
Shares issued on reinvestment of distributions	87,330	140,275
Shares redeemed	(14,060,581)	(14,180,522)

Net decrease in shares outstanding	(10,409,810)	(6,024,833)

Institutional Shares
Shares sold	9,467,754	13,381,054
Shares issued on reinvestment of distributions	161,511	178,865
Shares redeemed	(15,961,310)	(9,104,153)

Net increase (decrease) in shares outstanding	(6,332,045)	4,455,766

The accompanying notes are an integral part of these financial statements.

P / 36

MID CAP EQUITY PORTFOLIO 2011	MID CAP EQUITY PORTFOLIO 2010	SMALL/MID CAP EQUITY PORTFOLIO 2011	SMALL/MID CAP EQUITY PORTFOLIO 2010

$(3,481,189)	$(1,849,196)	$(16,384,283)	$(12,671,794)
116,697,106	3,024,569	607,054,544	(58,243,520)

91,493,058	226,956,361	155,145,393	1,222,743,417

204,708,975	228,131,734	745,815,654	1,151,828,103

–	(60,010)	–	–
–	(156,319)	–	–

–	(216,329)	–	–

111,537,150	167,305,505	161,178,309	183,324,780
195,280,295	122,387,358	306,667,826	237,819,916

–	59,552	–	–
–	153,469	–	–

(135,841,364)	(217,031,427)	(687,135,318)	(474,825,736)
(140,125,205)	(84,638,371)	(608,542,314)	(280,678,022)

30,850,876	(11,763,914)	(827,831,497)	(334,359,062)

235,559,851	216,151,491	(82,015,843)	817,469,041

698,554,629	482,403,138	3,308,809,804	2,491,340,763

$934,114,480	$698,554,629	$3,226,793,961	$3,308,809,804

$(47,824)	$(33,091)	$(8,351,016)	$(460,433)

3,067,423	5,861,861	5,354,412	7,978,875
–	1,913	–	–
(3,875,578)	(7,648,102)	(23,509,088)	(19,741,034)

(808,155)	(1,784,328)	(18,154,676)	(11,762,159)

5,265,865	4,032,370	10,010,181	9,651,910
–	4,883	–	–
(3,879,644)	(2,901,185)	(21,059,282)	(11,516,442)

1,386,221	1,136,068	(11,049,101)	(1,864,532)

The accompanying notes are an integral part of these financial statements.

P / 37

Statements of Changes in Net Assets

Rainier Funds

March 31, 2011

Fiscal year ending March 31,	BALANCED PORTFOLIO 2011	BALANCED PORTFOLIO 2010
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$934,816	$1,194,732
Net realized gain on investments	6,717,901	1,699,941
Net change in unrealized appreciation/ depreciation on investments	1,298,020	15,411,903

Increase in net assets resulting from operations	8,950,737	18,306,576

Distributions to shareholders
From net investment income
Original shares	(520,054)	(699,923)
Institutional shares	(414,620)	(464,314)
From net realized gain on investments sold
Original shares	–	–
Institutional shares	–	–

Decrease in net assets from distributions	(934,674)	(1,164,237)

Capital share transactions
Proceeds from shares sold
Original shares	3,972,196	4,186,033
Institutional shares	2,283,715	2,615,661
Proceeds from shares reinvested
Original shares	519,882	698,802
Institutional shares	414,620	464,314
Cost of shares redeemed
Original shares	(20,611,979)	(6,614,357)
Institutional shares	(4,160,577)	(2,331,303)

Net increase (decrease) from capital share transactions	(17,582,143)	(980,850)

Net increase (decrease) in net assets	(9,566,080)	16,161,489
NET ASSETS
Beginning of year	81,403,903	65,242,414

End of year	$71,837,823	$81,403,903

Accumulated undistributed net investment income	$26,062	$24,975

Original Shares
Shares sold	274,336	321,637
Shares issued on reinvestment of distributions	36,113	52,535
Shares redeemed	(1,394,379)	(504,066)

Net increase (decrease) in shares outstanding	(1,083,930)	(129,894)

Institutional Shares
Shares sold	153,723	191,768
Shares issued on reinvestment of distributions	28,440	34,626
Shares redeemed	(282,101)	(176,931)

Net increase (decrease) in shares outstanding	(99,938)	49,463

The accompanying notes are an integral part of these financial statements.

P / 38

INTERMEDIATE FIXED INCOME PORTFOLIO 2011	INTERMEDIATE FIXED INCOME PORTFOLIO 2010

$4,099,750	$4,519,633
2,704,090	1,146,867

(719,455)	4,963,585

6,084,385	10,630,085

(4,105,050)	(4,520,516)
–	–

(924,007)	–
–	–

(5,029,057)	(4,520,516)

22,724,861	34,808,050
–	–

5,000,556	4,455,862
–	–

(48,953,825)	(25,258,275)
–	–

(21,228,408)	14,005,637

(20,173,080)	20,115,206

130,749,892	110,634,686

$110,576,812	$130,749,892

$16,765	$12,751

1,710,898	2,683,357
378,315	345,911
(3,664,409)	(1,965,182)

(1,575,196)	1,064,086

–	–
–	–
–	–

–	–

The accompanying notes are an integral part of these financial statements.

P / 39

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

Rainier Funds

For a capital share outstanding throughout the year

LARGE CAP EQUITY PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$22.69	$16.21	$27.27	$28.46	$28.00

Income from investment operations:
Net investment income	0.03 *	0.09	0.09	0.09 *	0.08 *

Net realized and unrealized gain (loss) on investments	3.82	6.49	(11.05)	1.08	2.49

Total from investment operations	3.85	6.58	(10.96)	1.17	2.57

Less distributions:
From net investment income	(0.10)	(0.10)	(0.02)	(0.12)	(0.07)

From net realized gain	–	–	(0.08)	(2.24)	(2.04)

Total distributions	(0.10)	(0.10)	(0.10)	(2.36)	(2.11)

Net asset value, end of year	$26.44	$22.69	$16.21	$27.27	$28.46

Total return	16.98%	40.60%	(40.22%)	3.57%	9.26%

Ratios/supplemental data:
Net assets, end of year (millions)	$540.1	$699.6	$597.4	$638.4	$424.2

Ratio of expenses to average net assets:	1.15%	1.12%	1.07%	1.07%	1.07%

Ratio of net investment income to average net assets	0.12%	0.36%	0.55%	0.30%	0.29%

Portfolio turnover rate**	74.09%	100.19%	108.26%	86.61%	85.85%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 40

Rainier Funds

For a capital share outstanding throughout the year

MID CAP EQUITY PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$33.43	$22.42	$39.43	$38.36	$33.47

Income (loss) from investment operations:
Net investment loss	(0.21)	(0.12)*	–	(0.16)*	(0.08)*

Net realized and unrealized gain (loss) on investments	10.20	11.13	(17.01)	2.48	5.06

Total from investment operations	9.99	11.01	(17.01)	2.32	4.98

Less distributions:
From net investment income	–	(0.00)**	–	–	–

From net realized gain	–	–	(0.00)**	(1.24)	(0.09)

From return of capital	–	–	–	(0.01)	–

Total distributions	–	(0.00)**	(0.00)**	(1.25)	(0.09)

Net asset value, end of year	$43.42	$33.43	$22.42	$39.43	$38.36

Total return	29.88%	49.13%	(43.13%)	5.81%	14.90%

Ratios/supplemental data:
Net assets, end of year (millions)	$466.5	$386.2	$299.0	$341.3	$79.5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.30%	1.29%	1.22%	1.19%	1.28%

After fees waived and expenses absorbed	n/a	n/a	n/a	n/a	1.32%

Ratio of net investment loss to average net assets, after fees waived and expenses absorbed	(0.59%)	(0.43%)	(0.05%)	(0.38%)	(0.22%)

Portfolio turnover rate***	110.64%	144.92%	138.59%	111.93%	92.76%

*Computed using the average shares method.

**Amount is less than $0.01 per share.

***Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 41

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

SMALL/MID CAP EQUITY PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$27.60	$18.67	$33.91	$39.16	$37.78

Income loss from investment operations:
Net investment loss	(0.23)	(0.12)*	(0.08)	(0.20)	(0.14)

Net realized and unrealized gain (loss) on investments	8.28	9.05	(15.16)	(0.09)	2.88

Total from investment operations	8.05	8.93	(15.24)	(0.29)	2.74

Less distributions:
From net investment income	–	–	–	–	–

From net realized gain	–	–	(0.00)**	(4.93)	(1.36)

From return of capital	–	–	–	(0.03)	–

Total distributions	–	–	(0.00)**	(4.96)	(1.36)

Net asset value, end of year	$35.65	$27.60	$18.67	$33.91	$39.16

Total return	29.17%	47.83%	(44.93%)	(2.01%)	7.45%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,781.6	$1,880.7	$1,492.0	$3,011.3	$2,938.8

Ratio of expenses to average net assets	1.24%	1.21%	1.16%	1.16%	1.18%
Ratio of net investment loss to average net assets	(0.65%)	(0.52%)	(0.29%)	(0.53%)	(0.40%)

Portfolio turnover rate***	112.96%	127.18%	126.86%	107.61%	91.93%

*Computed using the average shares method.

**Amount is less than $0.01 per share.

***Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 42

Rainier Funds

For a capital share outstanding throughout the year

BALANCED PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$14.22	$11.24	$16.18	$17.77	$17.94

Income (loss) from investment operations:
Net investment income	0.16	0.20	0.26	0.29	0.27

Net realized and unrealized gain (loss) on investments	1.60	2.97	(4.64)	0.57	1.14

Total from investment operations	1.76	3.17	(4.38)	0.86	1.41

Less distributions:
From net investment income	(0.16)	(0.19)	(0.26)	(0.29)	(0.28)

From net realized gain		–	(0.30)	(2.16)	(1.30)

Total distributions	(0.16)	(0.19)	(0.56)	(2.45)	(1.58)

Net asset value, end of year	$15.82	$14.22	$11.24	$16.18	$17.77

Total return	12.52%	28.35%	(27.35%)	4.38%	8.00%

Ratios/supplemental data:
Net assets, end of year (millions)	$39.7	$51.1	$41.9	$72.5	$73.0

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	1.16%	1.12%	1.03%	1.05%	1.06%

After fees waived and expenses absorbed or recouped	n/a	n/a	n/a	n/a	1.08%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed or recouped	1.13%	1.50%	1.85%	1.60%	1.48%

Portfolio turnover rate*	69.29%	84.74%	84.85%	68.22%	73.27%

*Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 43

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

INTERMEDIATE FIXED INCOME PORTFOLIO Fiscal year ending March 31,

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$13.03	$12.33	$12.71	$12.38	$12.18

Income from investment operations:
Net investment income	0.45	0.49	0.51	0.54	0.51

Net realized and unrealized gain (loss) on investments	0.15	0.70	(0.38)	0.33	0.20

Total from investment operations	0.60	1.19	0.13	0.87	0.71

Less distributions:
From net investment income	(0.45)	(0.49)	(0.51)	(0.54)	(0.51)

From net realized gain	(0.11)	–	–	–	–

Total distributions	(0.56)	(0.49)	(0.51)	(0.54)	(0.51)

Net asset value, end of year	$13.07	$13.03	$12.33	$12.71	$12.38

Total return	4.62%	9.75%	1.11%	7.19%	5.91%

Ratios/supplemental data:
Net assets, end of year (millions)	$110.6	$130.7	$110.6	$103.3	$67.3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.71%	0.70%	0.67%	0.69%	0.73%

After fees waived and expenses absorbed	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	3.36%	3.80%	4.12%	4.38%	4.20%

Portfolio turnover rate*	40.18%	44.49%	19.84%	36.87%	42.97%

*Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 44

Rainier Funds

For a capital share outstanding throughout the year

LARGE CAP EQUITY PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$22.85	$16.29	$27.42	$28.59	$28.05

Income (loss) from investment operations:
Net investment income	0.09 *	0.13 *	0.12	0.17 *	0.16 *

Net realized and unrealized gain (loss) on investments	3.85	6.54	(11.10)	1.09	2.52

Total from investment operations	3.94	6.67	(10.98)	1.26	2.68

Less distributions:
From net investment income	(0.12)	(0.11)	(0.07)	(0.18)	(0.10)

From net realized gain	–	–	(0.08)	(2.25)	(2.04)

Total distributions	(0.12)	(0.11)	(0.15)	(2.43)	(2.14)

Net asset value, end of year	$26.67	$22.85	$16.29	$27.42	$28.59

Total return	17.31%	40.93%	(40.09%)	3.83%	9.61%

Ratios/supplemental data:
Net assets, end of year (millions)	$821.7	$848.6	$532.4	$454.7	$274.6

Ratio of expenses to average net assets	0.90%	0.88%	0.82%	0.82%	0.82%
Ratio of net investment income to average net assets	0.37%	0.62%	0.80%	0.55%	0.56%

Portfolio turnover rate**	74.09%	100.19%	108.26%	86.61%	85.85%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 45

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

MID CAP EQUITY PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ended March 31,

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$33.78	$22.61	$39.67	$38.48	$33.49

Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.03)	0.06	(0.05)*	0.01 *

Net realized and unrealized gain (loss) on investments	10.31	11.22	(17.12)	2.49	5.07

Total from investment operations	10.20	11.19	(17.06)	2.44	5.08

Less distributions:
From net investment income	–	(0.02)	–	–	–

From net realized gain	–	–	(0.00)**	(1.24)	(0.09)

From return of capital	–	–	–	(0.01)	–

Total distributions	–	(0.02)	(0.00)**	(1.25)	(0.09)

Net asset value, end of year	$43.98	$33.78	$22.61	$39.67	$38.48

Total return	30.20%	49.50%	(43.00%)	6.10%	15.19%

Ratios/supplemental data:
Net assets, end of year (millions)	$467.7	$312.4	$183.4	$282.6	$116.3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	1.05%	1.04%	0.97%	0.94%	1.03%

After fees waived and expenses absorbed or recouped	n/a	n/a	n/a	n/a	1.07%

Ratio of net investment income (loss) to average net assets, after fees waived and expenses absorbed or recouped	(0.34%)	(0.14%)	0.20%	(0.13%)	0.02%

Portfolio turnover rate***	110.64%	144.92%	138.59%	111.93%	92.76%

*Computed using the average shares method.

**Amount is less than $0.01 per share.

***Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 46

Rainier Funds

For a capital share outstanding throughout the year

SMALL/MID CAP EQUITY PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$28.22	$19.05	$34.50	$39.67	$38.15

Income (loss) from investment operations:
Net investment loss	(0.13)	(0.06)*	(0.01)	(0.09)	(0.04)

Net realized and unrealized gain (loss) on investments	8.45	9.23	(15.44)	(0.12)	2.92

Total from investment operations	8.32	9.17	(15.45)	(0.21)	2.88

Less distributions:
From net investment income	–	–	–	–	–

From net realized gain	–	–	(0.00)**	(4.93)	(1.36)

From return of capital	–	–	–	(0.03)	–

Total distributions	–	–	(0.00)**	(4.96)	(1.36)

Net asset value, end of year	$36.54	$28.22	$19.05	$34.50	$39.67

Total return	29.48%	48.14%	(44.77%)	(1.78%)	7.75%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,445.2	$1,428.1	$999.3	$1,826.9	$1,534.1

Ratio of expenses to average net assets	0.99%	0.96%	0.91%	0.91%	0.93%
Ratio of net investment loss to average net assets	(0.39%)	(0.26%)	(0.04%)	(0.28%)	(0.13%)

Portfolio turnover rate***	112.96%	127.18%	126.86%	107.61%	91.93%

*Computed using the average shares method.

**Amount is less than $0.01 per share.

***Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 47

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

BALANCED PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$14.30	$11.30	$16.27	$17.86	$18.03

Income (loss) from investment operations:
Net investment income	0.20	0.23	0.30	0.34	0.32

Net realized and unrealized gain (loss) on investments	1.61	2.99	(4.67)	0.56	1.13

Total from investment operations	1.81	3.22	(4.37)	0.90	1.45

Less distributions:
From net investment income	(0.20)	(0.22)	(0.30)	(0.33)	(0.32)

From net realized gain	–	–	(0.30)	(2.16)	(1.30)

Total distributions	(0.20)	(0.22)	(0.60)	(2.49)	(1.62)

Net asset value, end of year	$15.91	$14.30	$11.30	$16.27	$17.86

Total return	12.81%	28.68%	(27.20%)	4.61%	8.24%

Ratios/supplemental data:
Net assets, end of year (millions)	$32.1	$30.3	$23.4	$25.1	$25.0

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	0.91%	0.87%	0.78%	0.80%	0.81%

After fees waived and expenses absorbed or recouped	n/a	n/a	n/a	n/a	0.83%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed or recouped	1.38%	1.75%	2.10%	1.85%	1.75%

Portfolio turnover rate*	69.29%	84.74%	84.85%	68.22%	73.27%

*Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements

Rainier Funds

March 31, 2011

NOTE 1. ORGANIZATION

The Rainier Investment Management Mutual Funds (the “Trust”) was organized as a statutory trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust consists of six separate series of portfolios, five of which are included herein and include the Large Cap Equity Portfolio, Mid Cap Equity Portfolio, Small/Mid Cap Equity Portfolio, Balanced Portfolio and Intermediate Fixed Income Portfolio (each a “Portfolio” and collectively the “Funds”).

The Large Cap Equity Portfolio, Mid Cap Equity Portfolio and Small/Mid Cap Equity Portfolio seek to maximize long-term capital appreciation. The Balanced Portfolio seeks to provide investors with a balance of long-term capital appreciation and current income. The Intermediate Fixed Income Portfolio seeks to provide investors with current income.

Each Portfolio (except the Intermediate Fixed Income Portfolio) offers two classes of shares: Original Shares and Institutional Shares. The Original and Institutional class in each Portfolio represent an equal pro rata interest in the Portfolio, except that they bear different expenses which reflect the difference in the range of services provided to them. The Original Shares are subject to an annual distribution fee as described in Note 7. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. The Trust is authorized to issue an unlimited number of shares of each Portfolio and Class, with $0.01 par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A) Security Valuation. Section 2(a) (41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing the NAV, to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Investment Adviser pursuant to Security Valuation Procedures that the Board has adopted. On a case-by-case basis, the Investment Adviser’s Pricing Committee will establish an appropriate pricing methodology to determine the fair value of securities when a price is not readily available or a significant market event has occurred that affects the price of a security. No one may change or authorize a change in a security’s price or otherwise deviate from the Rainier Funds’ Security Valuation Policy without first obtaining approval from the Investment Adviser’s Pricing Committee. The Board will approve, monitor and review the valuation decisions and policies made by the Investment Adviser’s Pricing Committee.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly

P / 49

Notes to Financial Statements

Rainier Funds

March 31, 2011

transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments and there is no single standard for determining fair value.

The Funds price their securities as follows: all equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, the NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on an exchange. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. In the event such market quotations are not readily available, fair value will be determined as set forth in the Security Valuation Policy.

Debt securities held by the Funds shall be provided by the pricing vendor, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Matrix pricing is a mathematical technique used to value fixed-income securities without relying exclusively on quoted prices. If a price is not available from pricing services, then fair value will be determined as set forth in the pricing procedures. Fixed-income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity. Investments in other open-end mutual funds are valued at their stated net asset value.

Pricing vendors may be unwilling or unable to obtain prices for certain securities, or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended, securities traded in certain foreign markets, etc. may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant event is determined by the Investment Adviser’s Pricing Committee and defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, news indicating a potential default of a fixed-income issuer’s obligations or other news that would materially impact the price of a security. As of March 31, 2011, there were no securities held in the Portfolios that required fair valuation by the Investment Adviser’s Pricing Committee in accordance with the Board-approved procedures. See Note 5.

B) Security Transactions, Dividends, Interest and Distributions. Security transactions are recorded as of trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method. Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes. The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Funds. Therefore, no provision is made for federal income taxes. Due to the timing of

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dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

As of and during the period ended March 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Funds did not incur any interest or tax penalties. As of March 31, 2011, open tax years subject to examination included the tax years ended March 31, 2007, through 2011.

D) Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

F) Accounting for Derivatives. Recent accounting pronouncements require the Funds to disclose additional information regarding the use of derivatives. This disclosure would include information regarding how and why each Portfolio uses derivatives, how derivatives are accounted for and how derivative instruments affected each Portfolio’s operations and financial position. Because the Funds hold no derivatives, the adoption of these accounting standards had no impact on the Funds’ financial statements.

G) Subsequent Events. Accounting standards require the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events and have determined that there are no subsequent events that require disclosure.

H) Line of Credit. During the year ended March 31, 2011, the Large Cap Equity Portfolio, Mid Cap Equity Portfolio, Small/Mid Cap Equity Portfolio, and the Balanced Portfolio held a $200 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings under this arrangement bore interest at the bank’s prime rate. At March 31, 2011, none of the Portfolios had a balance outstanding under the line of credit. During the year ended March 31, 2011, the Large Cap Equity Portfolio borrowed twice under the line of credit for a maximum duration of four days.

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Notes to Financial Statements

Rainier Funds

March 31, 2011

The maximum amount borrowed was $25.7 million and the total interest expense was $6,488. The average of each borrowing for the year was $17.9 million. All borrowings were made at an interest rate of 3.25%. None of the other Portfolios borrowed under the line of credit during the year ended March 31, 2011.

NOTE 3. COMMITMENTS, OTHER RELATED-PARTY TRANSACTIONS AND OTHER AGREEMENTS

A) Investment Management Agreement. The Trust, on behalf of the Funds, has entered into an investment management agreement with Rainier Investment Management, Inc. (the “Investment Adviser”). Under the terms of the agreement, the Funds will pay an investment advisory fee equal to the following annual percentages of average daily net assets:

Large Cap Equity Portfolio	0.75%
Mid Cap Equity Portfolio	0.85%
Small/Mid Cap Equity Portfolio	0.85%
Balanced Portfolio	0.70%
Intermediate Fixed Income Portfolio	0.50%

B) Fee and Expense Waivers. Effective April 1, 1997, the Investment Adviser has voluntarily undertaken to limit the advisory fee for the Intermediate Fixed Income Portfolio to 0.45% of the Portfolio’s average annual net assets.

Although not required to do so, the Investment Adviser has contractually agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets, excluding Distribution Fees (Note 7), will not exceed the following levels:

Large Cap Equity	1.04%
Mid Cap Equity	1.10%
Small/Mid Cap Equity	1.23%
Balanced	0.94%
Intermediate Fixed Income	0.45%

Overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement.

These percentages are based on the average daily net assets of the Funds and exclude Rule 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and sales charges. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/12. The agreement may be terminated by the Funds or Investment Adviser with 60 days’ written notice.

Expenses reimbursed by the Investment Adviser may be recouped from the Funds. The recoupment period will be limited to three fiscal years from the fiscal year of the reimbursement and is subject to each Portfolio’s ability to effect such reimbursement and remain in compliance with applicable expense limitations.

At March 31, 2011, the amounts available for recoupment that have been paid and/or waived by the Investment Adviser on behalf of the Funds are as follows:

Intermediate Fixed Income	$499,748

The Investment Adviser may recapture a portion of the following amounts no later than March 31 of the years stated below:

Intermediate Fixed Income
2012	$131,609
2013	$178,564
2014	$189,575

C) Omnibus Fee Agreement. The Trust, on behalf of the Funds, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“Fund Services”), and U.S. Bank, N.A. Fund Services serves as the administrator, transfer

P / 52

agent and fund accountant, and U.S. Bank, N.A., serves as the custodian under this Agreement. For these services, the Funds pay a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $1 billion of average daily net assets

0.03% of next $6 billion of average daily net assets

0.02% of average daily net assets over $10 billion.

The Trust will be subject to an annual minimum fee of $650,000.

The Funds also pay sub-transfer agent fees to certain financial intermediaries.

D) Other Related Parties. Certain officers and Trustees of the Funds are also officers and/or directors of the Investment Adviser. Independent Trustees are compensated by the Trust at the total rate of $44,000 per year plus $5,000 for each meeting of the Board of Trustees attended and any travel expenses incurred in such meetings, which is allocated among the Funds. (If all quarterly meetings are attended, total annual compensation for each Independent Trustee is $64,000 before travel expenses.)

On December 10, 1998, the Trust approved a Deferred Compensation Plan for Independent Trustees (the “Compensation Plan”). Trustees can elect to receive payment in cash or defer payments as provided for in the Compensation Plan. If a Trustee elects to defer payment, the Compensation Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted to reflect a value that would have been earned if the account had been invested in a designated investment. The Funds recognize as Trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate security purchases and sales proceeds, other than short-term obligations and U.S. government securities, for the year ended March 31, 2011, were as follows:

Fund	Purchases	Sales Proceeds
Large Cap Equity	$1,053,832,741	$1,478,771,159
Mid Cap Equity	$812,085,893	$805,932,426
Small/Mid Cap Equity	$3,396,355,872	$4,245,052,157
Balanced	$41,821,372	$55,885,290
Intermediate Fixed Income	$24,513,777	$37,880,669

The Balanced Portfolio and Intermediate Fixed Income Portfolio purchased $10,108,017 and $23,199,771 and sold $13,824,092 and $28,515,192, respectively, of U.S. government securities. There were no purchases or sales of U.S. government securities by the Large Cap Equity Portfolio, Mid Cap Equity Portfolio and Small/Mid Cap Equity Portfolio.

NOTE 5. FAIR VALUE OF THE FINANCIAL INSTRUMENTS

On January 21, 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures, (formerly FASB Statement No. 157), to require additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both

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Notes to Financial Statements

Rainier Funds

March 31, 2011

recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number. Examples of inputs used in valuing Level 2 securities are current yields, current discount rates, credit quality, yields for comparable securities and trading volume.

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Portfolio’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical securities

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, current yields, credit quality, prepayment speeds for mortgage-related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, changes in benchmark securities indices and interest rates).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2011:

Rainier Large Cap Equity Portfolio	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$1,348,578,554	$–	$–	$1,348,578,554
Total Equity	1,348,578,554	–	–	1,348,578,554

Short-Term Investment	3,571,844			3,571,844
Total Investments in Securities	$1,352,150,398	$–	$–	$1,352,150,398

Rainier Mid Cap Equity Portfolio	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$910,132,764	$–	$–	$910,132,764
Total Equity	910,132,764	–	–	910,132,764

Short-Term Investment	33,676,439			33,676,439
Total Investments in Securities	$943,809,203	$–	$–	$943,809,203

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Rainier Small/Midcap Equity Portfolio	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$3,215,789,140	$–	$–	$3,215,789,140
Total Equity	3,215,789,140	–	–	3,215,789,140

Short-Term Investment	30,817,940			30,817,940
Total Investments in Securities	$3,246,607,080	$–	$–	$3,246,607,080

Rainier Balanced Portfolio	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$43,137,797	$–	$–	$43,137,797
Total Equity	43,137,797	–	–	43,137,797
Fixed Income
Asset Backed Securities	$–	$1,381,489	$–	$ 1,381,489
Mortgage Pass-Through Securities	–	501,762	–	501,762
Federal Agency Obligations	–	6,593,483	–	6,593,483
Corporate Bonds	–	18,603,907	–	18,603,907
Total Fixed Income	–	27,080,641	–	27,080,641

Short-Term Investment	263,748	–	–	263,748
Total Investments in Securities	$43,401,545	$27,080,641	$–	$70,482,186

Rainier Intermediate Fixed Income Portfolio	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$–	$2,077,091	$–	$2,077,091
Mortgage Pass-Through Securities	–	2,128,697	–	2,128,697
Federal Agency Obligations	–	27,373,974	–	27,373,974
Corporate Bonds	–	77,672,446	–	77,672,446
Total Fixed Income	–	109,252,208	–	109,252,208

Short-Term Investment	917,681	–	–	917,681
Total Investments in Securities	$917,681	$109,252,208	$–	$110,169,889

For the year ended March 31, 2011, there were no significant transfers between Level 1 and Level 2 in any of the Funds.

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Notes to Financial Statements

Rainier Funds

March 31, 2011

NOTE 6. INCOME TAXES

As of March 31, 2011, the components of distributable accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Equity	Mid Cap Equity	Small/Mid Cap Equity	Balanced	Intermediate Fixed Income
Cost of investments for tax purposes	$993,957,377	$705,726,822	$2,388,106,018	$57,692,967	$105,675,608

Gross tax unrealized appreciation	377,210,088	242,404,238	882,424,780	13,342,956	4,598,140
Gross tax unrealized depreciation	(19,017,067)	(4,321,857)	(23,923,718)	(553,737)	(103,859)

Net tax unrealized appreciation on investments	358,193,021	238,082,381	858,501,062	12,789,219	4,494,281

Undistributed ordinary income	3,842,794	–	–	235,426	415,948
Undistributed long–term capital gains	–	–	–	–	162,989
Other accumulated losses	(232,147,546)	(208,908,897)	(1,066,174,224)	(5,247,517)	(399,183)

Total accumulated earnings (losses)	$129,888,269	$29,173,484	($207,673,162)	$7,777,128	$4,674,035

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to net operating losses, reclassifications of paydown gains and losses on mortgage and asset-backed securities and adjustments made on the sale of partnership investments. These classifications have no effect on net assets or net asset value per share. For the year ended March 31, 2011, the following table shows the reclassifications made:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)
Large Cap Equity	–	–	–
Mid Cap Equity	(3,466,456)	3,466,456	–
Small/Mid Cap Equity	(3,687,915)	8,493,700	(4,805,785)
Balanced	–	945	(945)
Intermediate Fixed Income	–	9,314	(9,314)

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As of March 31, 2011, the Funds had post-October losses and capital loss carryovers as shown in the table below:

	Large Cap Equity	Mid Cap Equity	Small/Mid Cap Equity	Balanced	Intermediate Fixed Income
Capital Loss Carryovers - 2018	$231,916,624	$208,861,073	$1,065,750,542	$5,038,153	$ –
Post-October Losses	–	–	–	–	–

For tax purposes, post-October losses are not recognized until the first day of the following fiscal year.

The tax components of distributions paid during the year ended March 31, 2011, and the year ended March 31, 2010, were as follows:

	Year ended March 31, 2011		Year ended March 31, 2010
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Large Cap Equity	$6,491,298	–	$7,297,111	–
Mid Cap Equity	–	–	$216,329	–
Small/Mid Cap Equity	–	–	–	–
Balanced	$934,674	–	$1,164,237	–
Intermediate Fixed Income	$4,105,050	$924,007	$4,520,516	–

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of each Fund related to net capital gain to zero for the tax year ended March 31, 2011.

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Notes to Financial Statements

Rainier Funds

March 31, 2011

NOTE 7. DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Investment Adviser (as the distribution coordinator) at an annual rate of up to 0.25% of each Fund’s Original Shares’ average daily net assets, except for the Intermediate Fixed Income Portfolio, which is 0.10% of the Fund’s average daily net assets. The fee is paid as reimbursement for, or in anticipation of, expenses incurred by third parties of the Investment Adviser for distribution-related and shareholder servicing activities. Third party distribution and servicing expenses may be paid directly by the Funds or through the Investment Adviser in its administrative role for purposes of facilitating and monitoring payment under the Plan. The Institutional Shares of the Large Cap Equity Portfolio, Mid Cap Equity Portfolio, Small/Mid Cap Equity Portfolio and Balanced Portfolio do not pay any fees under the Plan.

Quasar Distributors, LLC (the “Distributor”), acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares and is paid for its services by the Investment Adviser out of the fees received under the Plan and may be paid out of the Investment Adviser’s own resources. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

NOTE 8. ACCOUNTING PRONOUNCEMENTS

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

•

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss;

•

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains; and

•

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

of Rainier Investment Management Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rainier Investment Management Mutual Funds (the “Funds”) comprising the Large Cap Equity, Mid Cap Equity, Small/Mid Cap Equity, Balanced and Intermediate Fixed Income Portfolios as of March 31, 2011, and the related statements of operations for the year then ended, the statement of changes in net assets, for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended March 31, 2008 were audited by other auditors whose report, dated May 20, 2008, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Rainier Investment Management Mutual Funds as of March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

May 26, 2011

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General Information

Rainier Funds

March 31, 2011

TAX INFORMATION

The percentage of dividend income distributed for the year ended March 31, 2011, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Large Cap Equity Portfolio 100.00% and Balanced Portfolio 58.99%.

The percentage of dividend income distributed for the year ended March 31, 2011, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Large Cap Equity Portfolio 100.00% and Balanced Portfolio 55.00%.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Funds’ proxy voting policies and procedures and voting records, without charge, upon request by contacting the Funds directly at 1-800-248-6314; on the Fund’s website at www.rainierfunds.com/; or on the EDGAR Database on the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Funds’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Investment Adviser is subject to renewal each year in May. On February 15, 2011, the Board of Trustees unanimously approved the continuation of the Advisory Agreement with respect to each Portfolio until June 30, 2011. In 2011 and subsequent years, the Board will formally evaluate the Advisory Agreement for renewal in the second calendar quarter of each year.

P / 60

Directory of Funds’ Service Providers

Rainier Funds

March 31, 2011

INVESTMENT ADVISER

Rainier Investment Management, Inc .®

601 Union Street, Suite 2801

Seattle, WA 98101

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100 Glendora, CA 91741

CUSTODIAN

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

695 Town Center Drive, Suite 1200

Costa Mesa, CA 92626

LEGAL COUNSEL TO THE TRUST AND THE INDEPENDENT TRUSTEES

Paul, Hastings, Janofsky & Walker LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

P / 61

Trustee and Officer Information

Rainier Funds

March 31, 2011

The following list is provided in this order: name, address, (year of birth), position(s) held with Trust, date elected+, principal occupation(s) during the past five years, number of Portfolios in Fund complex overseen by Trustee, and other directorships held by Trustee. The Statement of Additional Information contains additional information about Fund Trustees and Officers and is available without charge, upon request, by calling 1-800-248-6314.

INDEPENDENT TRUSTEES

James E. Diamond, Jr.

601 Union St., Ste. 2801, Seattle, WA 98101 (1946), Trustee, March 1994, President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials), from 2003 to present, 6, None

John W. Ferris

601 Union St., Ste. 2801, Seattle, WA 98101 (1940), Trustee, March 1995, Consultant to international companies from 1998 to present, 6, None

Gary L. Sundem

601 Union St., Ste. 2801, Seattle, WA 98101 (1944), Trustee, March 1994, Professor of Accounting at University of Washington from 1971 to 2008; Professor Emeritus from 2008 to present, 6, None

INTERESTED TRUSTEES AND OTHER OFFICERS

Melodie B. Zakaluk*

601 Union St., Ste. 2801, Seattle, WA 98101 (1965), Trustee, CEO and President, February 2011, Chief Financial Officer and Treasurer, September 2010, Chief Operating Officer of the Investment Adviser, 2008, Managing Director, Russell Investment Group, 1995-2008, 6, None

James R. Margard*

601 Union St., Ste. 2801, Seattle, WA 98101 (1952), Vice President, January 1994, Senior Equity Portfolio Manager of the Investment Adviser, 1991

Mark H. Dawson*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Senior Equity Portfolio Manager of the Investment Adviser, 1996

Peter M. Musser*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Senior Equity Portfolio Manager of the Investment Adviser, 1994

Lisa M. Thenell*

601 Union St., Ste. 2801, Seattle, WA 98101 (1967), Chief Compliance Officer and AML Compliance Officer, January 2008, Chief Compliance Officer of the Investment Adviser, 2008, Compliance Supervisor of the Investment Adviser from 2003 to 2008

Kristen L. Howell*

601 Union St, Ste 2801, Seattle, WA 98101 (1972), Secretary, September 2010, General Counsel and Secretary for the Investment Adviser, 2007, Corporate Counsel, ADIC (data storage and technology) from 2004 to 2007

*Denotes “interested person,” as that is defined by the 1940 Act.

+Trustees and officers of the Fund serve until their resignation, removal or retirement.

P / 62

Index Descriptions

The Standard & Poor’s 500 Index® (S&P 500 Index) is an unmanaged index composed of 500 industrial, utility, transportation and financial companies of the U.S. markets. The Index represents about 75% of New York Stock Exchange (NYSE) market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

The Russell 1000® Growth Index is an unmanaged index composed of the equities of companies ranging in value from $1.3 billion to $283.1 billion as of May 31, 2010.

The Russell Midcap® Index is an unmanaged index composed of the equities of companies ranging in value from $1.3 billion to $14.1 billion as of May 31, 2010.

The Russell Midcap® Growth Index is an unmanaged index composed of the equities of companies ranging in value from $1.3 billion to $14.1 billion as of May 31, 2010.

The Russell 2500™ Index is an unmanaged index composed of the equities of companies ranging in value from $112 million to $5.4 billion as of May 31, 2010.

The Russell 2500™ Growth Index is an unmanaged index composed of the equities of companies ranging in value from $112 million to $5.2 Billion as of May 31, 2010.

The Balanced Index is computed by the Investment Adviser and consists of 60% S&P 500 Index, 35% Barclays Capital U.S. Intermediate Government/Credit Bond Index and 5% 91-Day U.S. Treasury Bill Index. Actual asset allocation of the Balanced Portfolio may vary from the Balanced Index.

The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index composed of all bonds covered by the Barclays Capital U.S. Government/Credit Index with maturities between one and 9.99 years.

The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The Citigroup 3-Month Treasury Bill Index (91-Day U.S. Treasury Bill Index) is an unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

The Dow Jones Industrial Average is an unmanaged index of common stocks composed of major industrial companies.

The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes more than 5,000 stocks traded only over-the-counter and not on an exchange.

The indices are not available for investment and do not incur charges or expenses.

P / 63

601 Union Street, Suite 2801 Seattle, WA 98101

TF.
800.248.6314 www.rainierfunds.com

The Funds’ SEC Investment Company Act file number is 811-8270.

Privacy Policy

Rainier Investment Management Mutual Funds and Rainier Investment Management Inc., the Investment Adviser
to the Funds, collect non-public information about you from the following sources:

•

Information we receive from applications or other forms

•

Information we receive from you through our website or email communication

•

Information you may give us orally

•

  Information about your transactions with others or us

We do not disclose any non-public personal information about our customers or former shareholders to nonaffiliated third parties, except as required by law, such as in response to inquiries from governmental authorities. We may also disclose information to unaffiliated third parties, such as brokers or custodians, as permitted by law and as needed to provide agreed services to you. Rainier restricts access to your personal and account information to those employees who provide products and services to you. Additionally, we maintain physical, electronic and procedural safeguards to protect your non-public personal information. Please contact us directly with any specific questions about our data safeguards.

This document has been included for your reference and is not part of the Annual Report

P / 64

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

RAINIER FUNDS    March 31,
2011

Annual Report

High Yield Portfolio

RAINIER FUNDS

High Yield Portfolio

March 31, 2011

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE PROVIDED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE RAINIER HIGH YIELD
PORTFOLIO. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Letter to Shareholders

Dear Shareholders,

As President and Chief Executive Officer of the Rainier Investment Management
Funds (“Rainier Funds” or “Funds”), I would like to express our appreciation for your valued investment in the Rainier Funds. If you are a new shareholder, welcome! This report, known as the Annual Report, contains audited financial statements for the fiscal year ending March 31, 2011. You will see commentary for the High Yield Portfolio (“Portfolio”), which covers the last 12 months ended March 31, 2011, followed by investment total returns. This
Report also contains financial statements detailing the expenses and holdings of the Portfolio. Finally, this Annual Report contains an independent auditors report written by Deloitte & Touche LLP.

Beginning almost exactly a year ago, the fixed income market has had one central theme - improving valuations for riskier assets such as corporate bonds relative to risk-free Treasurys. This market climate, combined with the recovery of the financial sectors and the overall economy, set the stage for a continuation of one of the best environments for high yield corporate bonds since the early 1990s.
During this 12-month trailing period, the High Yield Fixed Income Portfolio performed modestly below the Bank of America Merrill Lynch U.S. High Yield Master II Index, and only slightly underperformed the Bank of America Merrill Lynch U.S. High
Yield BB-B Rated Index. As monetary policy and lending market conditions normalize, we expect investors to resume a more rational risk/reward decision making process and we believe higher-quality high yield has the potential to return to its historical long-term outperformance relative to the overall market. We will continue to focus on our goal of long-term outperformance through an emphasis on high quality issuers that compensate investors appropriately.

Thank you again for your trust and confidence in Rainier and investment in the Rainier Funds.

Sincerely,

Melodie Zakaluk

President & Chief Executive Officer

Rainier Investment Management Mutual Funds

Past performance does not guarantee future results. Mutual fund investing involves risk; principal loss is possible. Opinions expressed in this report are subject to change, not guaranteed, and are not to be considered investment advice.

Quasar Distributors, LLC, Distributor

Comments from the Investment Adviser

Demand for higher-yielding assets was insatiable in 2010, with the Federal Reserve increasing liquidity in the system via two rounds of quantitative easing. Following the end of the Federal Reserve’s first round of quantitative easing in March 2010, the European sovereign crisis and BP oil spill hit the economy and asset markets with two additional negative shocks. These events prompted a pullback in the economic recovery and increased fears of a double-dip recession. In response, the Federal Reserve embarked on a second round of quantitative easing in November 2010, pledging to buy $600 billion of Treasury securities to increase the amount of liquidity in the system and stimulate economic activity. Much of that liquidity remains on bank balance sheets in the form of reserves, with mixed benefit to the economy. However, the benefits of monetary stimulus to the capital markets are clear. High yield, equities and commodities have all seen improvement as investors move out of lower-yielding assets in pursuit of higher returns.

Looking forward, Rainier expects the economic recovery to continue. The recovery will likely be bumpy as consumers remain in a deleveraging phase and job growth lags. The Federal Reserve’s second round of quantitative easing comes to an end in June, which could marginally reduce the demand for riskier asset classes due to less liquidity in the market. Valuations on the lowest-quality segment of the high yield market are near their historic highs. In this context, Rainier believes high-quality high yield provides a more attractive risk/reward profile, and expects high quality high yield to outperform.

About the Investment Adviser

The Investment Adviser to the Fund is Rainier Investment Management,
Inc.® (“Rainier”) located in Seattle, Washington. Rainier manages $19.5 billion of discretionary assets primarily for institutional clients.

PORTFOLIO INVESTMENT RETURNS

High Yield Portfolio

COMMENTARY:

The Portfolio returned 13.21% for the year ending March 31, 2011, while the Portfolio’s benchmark, the Bank of America Merrill
Lynch U.S. High Yield Master II Index, returned 14.18%. The Bank of America Merrill Lynch U.S. High Yield BB-B Rated Index returned 13.71%, reflecting the relative under-performance of higher-quality high yield. When the Federal Reserve increased liquidity in the system in 2010, demand for higher-risk and higher-potential return assets incrementally increased. This demand prompted the lowest-quality segment of the market to outperform for the second year in a row, with the CCC-rated segment of the market returning 17.05% compared to the BB-rated segment’s return of only 13.28%.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

TOTAL RETURNS as of March 31, 2011

  1
Year

Since Inception

High Yield Portfolio*

13.21
%

20.78
%

Bank of America Merrill Lynch U.S. High Yield Master II Index

14.18

33.98

Bank of America Merrill Lynch U.S. High Yield BB-B Rated Index

13.71

27.68

Consumer Price Index

2.68

2.50

Inception date 3/31/09

Gross and Net Expense Ratios
are 1.03% and 0.65%, (excludes Acquired Fund Fees and Expenses), respectively, as of 3/31/10, which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/12.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

The High Yield Portfolio invests in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the High Yield Portfolio in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.
Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Portfolio invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. The Portfolio is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Portfolio is more exposed to individual stock volatility than a diversified fund.

Please refer to the Schedule of Investments for complete Portfolio holdings. Portfolio holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Portfolio or the Investment Adviser to buy or sell securities.

See page 27 for index descriptions.

FUND EXPENSES

Rainier Funds

March 31, 2011 (Unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees, distribution, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested 10/1/10 and held for the entire period from 10/1/10 to 3/31/11.

Actual Expenses

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The
information in the table under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees.
Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

High Yield Portfolio

Expenses Example

Actual Performance

  Hypothetical Performance
(5% return before expenses)

Beginning Account Value (10/1/10)

$
1,000.00

$
1,000.00

Ending Account Value (3/31/11)

$
1,056.10

$
1,021.71

Expenses Paid during Period*

$
3.33

$
3.28

*Expenses are equal to the Fund’s annualized expense ratio of 0.65%, net of fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

Rainier High Yield Portfolio

Schedule of Investments

March 31, 2011

Principal Amount

Value

DEBT SECURITIES (95.0%)

CORPORATE BONDS (95.0%)

Automotive (11.5%)

American Axle & Manufacturing Holdings, Inc.

7.875%, 03/01/2017

$
300,000

$
306,000

Ford Motor Credit Co., LLC

6.625%, 08/15/2017

500,000

534,319

Goodyear Tire & Rubber Co.

10.500%, 05/15/2016

300,000

337,500

Lear Corp.

8.125%, 03/15/2020

500,000

552,500

Tenneco, Inc.

6.875%, 12/15/2020

100,000

104,000

Total Automotive

1,834,319

Basic Industry (7.5%)

Domtar Corp.

10.750%, 06/01/2017

300,000

376,499

Masco Corp.

5.850%, 03/15/2017

300,000

294,510

Mohawk Industries, Inc.

6.625%, 01/15/2016 *

300,000

323,250

Solutia, Inc.

8.750%, 11/01/2017

100,000

110,500

Steel Dynamics, Inc.

6.750%, 04/01/2015

100,000

102,875

Total Basic Industry

1,207,634

Rainier High Yield Portfolio

Schedule of Investments

March 31, 2011

Principal Amount

Value

Capital Goods (13.3%)

BE Aerospace, Inc.

8.500%, 07/01/2018

$
195,000

$
216,450

Crown Americas LLC / Crown Americas Capital Corp. III

6.250%, 02/01/2021 **

250,000

255,625

(Acquired 1/18/2011, Cost $250,000)

Exopack Holding Corp.

11.250%, 02/01/2014

250,000

258,438

Graham Packaging Co. LP / GPC Capital Corp. I

8.250%, 10/01/2018

200,000

215,500

Graphic Packaging Holding Company :

9.500%, 08/15/2013

58,000

59,595

9.500%, 06/15/2017

100,000

111,500

Graphic Packaging International, Inc.

7.875%, 10/01/2018

100,000

107,625

Greif, Inc.

7.750%, 08/01/2019

300,000

329,250

Spirit Aerosystems, Inc.

6.750%, 12/15/2020

300,000

308,250

SPX Corp.

6.875%, 09/01/2017 **

(Acquired 08/10/2010, Cost $250,000)

250,000

270,000

Total Capital Goods

2,132,233

Consumer Cyclical (5.6%)

CKE Restaurants, Inc.

11.375%, 07/15/2018

250,000

276,875

Collective Brands, Inc.

8.250%, 08/01/2013

178,000

181,338

Giraffe Acquisition Corp.

9.125%, 12/01/2018 **

(Acquired 11/18/2010, Cost $250,000)

250,000

243,750

HSN, Inc.

11.250%, 08/01/2016

75,000

85,313

Levi Strauss & Co.

8.875%, 04/01/2016

100,000

104,750

Total Consumer Cyclical

892,026

Consumer Non-Cyclical (6.6%)

Constellation Brands, Inc.

7.250%, 05/15/2017

300,000

327,000

Jarden Corp.

7.500%, 01/15/2020

100,000

105,500

Revlon Consumer Products

9.750%, 11/15/2015

150,000

163,125

The Scotts Miracle-Gro Co.

6.625%, 12/15/2020 **

(Acquired 12/17/2010, Cost $99,500)

100,000

103,125

Tyson Foods, Inc.

10.500%, 03/01/2014

300,000

361,500

Total Consumer Non-Cyclical

1,060,250

Energy (10.1%)

El Paso Corp.

7.000%, 06/15/2017

300,000

337,260

Hornbeck Offshore Services, Inc.

8.000%, 09/01/2017

250,000

259,375

Pioneer Natural Resources Co.

6.875%, 05/01/2018

300,000

327,138

Sandridge Energy, Inc.

9.875%, 05/15/2016 **

(Acquired 05/11/2009 and 08/25/2009, Cost $150,745)

155,000

172,825

Stone Energy Corp.

8.625%, 02/01/2017

200,000

209,500

Tesoro Corp.

6.500%, 06/01/2017

300,000

310,500

Total Energy

1,616,598

Rainier High Yield Portfolio

Schedule of Investments

March 31, 2011

Principal Amount

Value

Financial Services (3.8%)

Aircastle Ltd. ^

9.750%, 08/01/2018

$
300,000

$
333,750

International Lease Finance Corp.

8.250%, 12/15/2020

250,000

274,375

Total Financial Services

608,125

Health Care (4.0%)

HCA, Inc.

8.500%, 04/15/2019

300,000

334,500

Tenet Healthcare Corp.

8.000%, 08/01/2020

200,000

209,500

Vanguard Health Holding Co. II LLC

8.000%, 02/01/2018

100,000

102,875

Total Health Care

646,875

Media (0.7%)

Cablevision Systems Corp.

8.625%, 09/15/2017

100,000

111,750

Total Media

111,750

Services (10.4%)

Cinemark, Inc.

8.625%, 06/15/2019

100,000

109,750

Clean Harbors, Inc.

7.625%, 08/15/2016

90,000

95,963

Diversey, Inc.

8.250%, 11/15/2019

250,000

269,375

Scientific Games Corp.

8.125%, 09/15/2018 **

(Acquired 09/08/2010, Cost $100,000)

100,000

106,000

Starwood Hotels & Resorts Worldwide, Inc.

7.875%, 10/15/2014

300,000

344,399

The Hertz Corp.

6.750%, 04/15/2019 **

(Acquired 03/07/2011, Cost $200,745)

200,000

199,250

United Rentals North America, Inc.:

9.250%, 12/15/2019

200,000

223,500

8.375%, 09/15/2020

300,000

315,000

Total Services

1,663,237

Technology & Electronics (2.7%)

Advanced Micro Devices, Inc.

7.750%, 08/01/2020

300,000

309,750

Terremark Worldwide, Inc.

12.000%, 06/15/2017

100,000

124,250

Total Technology & Electronics

434,000

Telecommunications (16.6%)

Clearwire Corp., LLC ^

12.000%, 12/01/2015 **

(Acquired 11/19/2009, Cost $296,625)

300,000

325,500

Frontier Communications Corp.

8.250%, 05/01/2014

300,000

334,500

GCI, Inc.

8.625%, 11/15/2019

100,000

110,250

GeoEye, Inc.

9.625%, 10/01/2015

250,000

284,063

Global Crossing Ltd. ^

12.000%, 09/15/2015

250,000

286,250

MetroPCS Communications, Inc.

7.875%, 09/01/2018

250,000

268,750

Qwest Communications International, Inc.

7.125%, 04/01/2018

250,000

270,938

Rainier High Yield Portfolio

Schedule of Investments

March 31, 2011

Principal Amount

Value

Telecommunications (16.6%) (Continued)

Sprint Capital Corp.

6.875%, 11/15/2028

$
550,000

$
510,124

Windstream Corp.

7.875%, 11/01/2017

250,000

269,375

Total Telecommunications

2,659,750

Utilities (2.2%)

The AES Corp.

9.750%, 04/15/2016

300,000

345,750

Total Utilities

345,750

TOTAL CORPORATE BONDS

(Cost $13,522,917)

$
15,212,547

TOTAL DEBT SECURITIES

(Cost $13,522,917)

$
15,212,547

Shares

Value

SHORT-TERM INVESTMENT (3.2%)

MONEY MARKET MUTUAL FUND (3.2%)

First American Prime Obligations Fund

0.000% ***

518,816

$
518,816

TOTAL SHORT-TERM INVESTMENT

(Cost $518,816)

$
518,816

TOTAL INVESTMENTS (98.2%)

(Cost $14,041,733)

$
15,731,363

OTHER ASSETS IN EXCESS OF LIABILITIES (1.8%)

281,748

TOTAL NET ASSETS (100.0%)

$
16,013,111

*The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

**Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At March 31, 2011, the value of these securities totaled $1,676,075 or 10.5% of the Portfolio’s net assets. Unless otherwise noted, these securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

*** Rated quoted is seven-day yield at period end.

^ U.S. Dollar denominated foreign security.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

Rainier Funds

March 31, 2011

High Yield Portfolio

ASSETS

Investments in securities, at cost

$
14,041,733

Investments in securities, at value (Note 2, 5)

$
15,731,363

Receivables

Dividends and interest

310,368

Fund shares sold

95,415

Prepaid expenses

2,995

Total assets

16,140,141

LIABILITIES

Payables

Distributions to shareholders

103,079

Due to Investment Adviser (Note 3)

6,106

Accrued expenses

12,698

Deferred trustees compensation (Note 3)

5,147

Total liabilities

127,030

Net Assets

$
16,013,111

COMPONENTS OF NET ASSETS

Paid-in capital

$
14,278,850

Accumulated undistributed net investment income

100

Accumulated undistributed net realized gain on investments

44,531

Net unrealized appreciation on investments

1,689,630

Net assets

$
16,013,111

Institutional shares

Net assets applicable to shares outstanding

$
16,013,111

Shares outstanding

1,327,745

Net asset value, offering and redemption price per share

$
12.06

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

Rainier Funds

For the
fiscal year ending March 31, 2011

High Yield Portfolio

INVESTMENT INCOME

Income

Dividends

$
18,072

Interest

1,116,531

Total income

1,134,603

Expenses

Investment advisory fees (Note 3)

79,463

Administration fees* (Note 3)

9,925

Reports to shareholders

240

Registration expense

4,721

Audit fees

5,208

Trustee fees (Note 3)

9,188

Legal fees

191

Miscellaneous expense

2,093

Total expenses

111,029

Less: fees waived and expenses absorbed (Note 3)

(17,118
)

Net expenses

93,911

Net investment income

1,040,692

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments

223,064

Net change in unrealized appreciation / depreciationon investments

551,644

Net realized and unrealized gain on investments

774,708

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

$
1,815,400

* Includes administrator, transfer agent, fund accounting and custody fees.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Rainier Funds

High Yield Portfolio

Fiscal year ending March 31, 2011

Fiscal year ending March 31, 2010

INCREASE IN NET ASSETS FROM:

Operations

Net investment income

$
1,040,692

$
860,079

Net realized gain on investments

223,064

424,393

Net change in unrealized appreciation / depreciation on investments

551,644

1,137,986

Increase in net assets resulting from operations

1,815,400

2,422,458

Distributions to shareholders

From net investment income Institutional shares

(1,040,773
)

(859,898
)

From net realized gain on investments sold Institutional shares

(519,472
)

(83,454
)

Decrease in net assets from distributions

(1,560,245
)

(943,352
)

Capital share transactions

Proceeds from shares sold Institutional shares

2,700,000

10,550,000

Proceeds from shares reinvested Institutional shares

1,434,769

848,111

Cost of shares redeemed Institutional shares

(503,985
)

(750,045
)

Net increase from capital share transactions

3,630,784

10,648,066

Net increase (decrease) in net assets

3,885,939

12,127,172

NET ASSETS

Beginning of year

12,127,172

-

End of year

$
16,013,111

$
12,127,172

Undistributed net investment income

$
100

$
181

Institutional shares

Shares sold

227,319

1,014,006

Shares issued on reinvestment of distributions

119,605

74,046

Shares redeemed

(43,076
)

(64,155
)

Net increase in shares outstanding

303,848

1,023,897

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio’s financial performance since inception. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

Rainier High Yield Portfolio

For a capital share outstanding throughout the
year

  Fiscal Year Ending March 31,

2011

2010

Net asset value, beginning of year

$11.84

$10.00

Income from investment operations:

Net investment income *

0.87

0.90

Net realized and unrealized gain on investments

0.63

1.91

Total from investment operations

1.50

2.81

Less distributions:

From net investment income

(0.87
)

(0.89
)

From net realized gain

(0.41
)

(0.08
)

Total distributions

(1.28
)

(0.97
)

Net asset value, end of year

$12.06

$11.84

Total return

13.21%

28.86%

Ratios/supplemental data:

Net assets, end of year (millions)

$16.0

$12.1

Ratio of expenses to average net assets:

Before fees waived and expenses absorbed

0.77%

0.95%

After fees waived and expenses absorbed

0.65%

0.65%

Ratio of net investment income to averagenet assets, after fees waived and expenses absorbed

7.20%

8.22%

Portfolio turnover rate

26.16%

67.89%

* Computed using the average shares method.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Rainier Funds

March 31, 2011

NOTE 1. ORGANIZATION

The Rainier Investment Management Mutual Funds (the “Trust”) was organized as a statutory trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust consists of six separate series of portfolios, one of which, the High Yield Portfolio (“Portfolio”) is included herein.

The High Yield Portfolio seeks to earn a high level of current income. Capital appreciation is a secondary objective.

The Portfolio offers one class of shares: Institutional Shares. The Trust is authorized to issue an unlimited number of shares of the
Institutional Class, with $0.01 par value.

The Investment Adviser and certain control persons of the Investment Adviser own more than 90% of the outstanding shares of the Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A)
Security Valuation. Section 2(a) (41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Portfolio, in computing the NAV, to value portfolio securities using market quotations when they are
“readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to the
Investment Adviser pursuant to Security Valuation Procedures that the Board has adopted. On a case-by-case basis, the Investment Adviser’s Pricing Committee will establish an appropriate pricing methodology to determine the fair value of securities when a price is not readily available or a significant market event has occurred that affects the price of a security. No one may change or authorize a change in a security’s price or otherwise deviate from the Rainier Funds’
Security Valuation Policy without first obtaining approval from the Investment Adviser’s Pricing Committee. The Board will approve, monitor and review the valuation decisions and policies made by the Investment Adviser’s Pricing Committee.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments and there is no single standard for determining fair value.

The Portfolio prices its securities as follows: all equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, the NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on an exchange. Securities traded on NASDAQ will be valued at the NASDAQ
Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. In the event such market quotations are not readily available, fair value will be determined as set forth in the Security Valuation Policy.

Debt securities held by the
Portfolio shall be provided by the pricing vendor, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Matrix pricing is a mathematical technique used to value fixed-income securities without relying exclusively on quoted prices. If a price is not available from pricing services, then fair value will be determined as set forth in the pricing procedures. Fixed-income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity. Investments in other open-end mutual funds are valued at their stated net asset value.

Pricing vendors may be unwilling or unable to obtain prices
for certain securities, or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended, securities traded in certain foreign markets, etc. may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant event is determined by the Investment Adviser’s Pricing Committee and defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, news indicating a potential default of a fixed-income issuer’s obligations or other news that would materially impact the price of a security. As of March 31, 2011, there were no securities held in the Portfolio that required fair valuation by the Investment Adviser’s Pricing Committee in accordance with the Board-approved procedures. See Note 5.

B) Security Transactions, Dividends, Interest and Distributions. Security transactions are recorded as of trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method. Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Fund. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Portfolio.

As of and during the year ended March 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the year, the Portfolio did not incur any interest or penalties. As of March 31, 2011, open tax years subject to examination included the tax years ended March 31, 2010 through 2011.

D) Use of Estimates. The preparation of financial
statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E)
Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

F)
Accounting for Derivatives. Recent accounting pronouncements require the Funds to disclose additional information regarding use of derivatives. This disclosure would include information regarding how and why each Portfolio uses derivatives, how derivatives are accounted for and how derivative instruments affected each Portfolio’s operations and financial position. Because the Portfolio holds no derivatives, the adoption of these accounting standards had no impact on the
Portfolio’s financial statements.

G) Subsequent Events. Accounting standards require the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Portfolio has evaluated subsequent events and has determined that there are no subsequent events that require disclosure.

NOTE 3. COMMITMENTS, OTHER RELATED·PARTY TRANSACTIONS AND OTHER AGREEMENTS

A) Investment Management Agreement. The Trust, on behalf of the Portfolio, has entered into an investment management agreement with Rainier Investment Management, Inc. (the “Investment Adviser”). Under the terms of the agreement, the Portfolio will pay an investment advisory fee of 0.55% of average daily net assets.

B) Fee and Expense Waivers. Although not required to do so, the Investment Adviser has contractually agreed to reimburse the
Portfolio to the extent necessary so that its ratio of operating expenses to average daily net assets will not exceed 0.65%.

Overall operating expenses for the Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement.

The expense
limitation is based on the average daily net assets of the Portfolio and excludes Rule 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and sales charges. The Investment Adviser has contractually agreed to waive / reimburse expenses through 7/31/12. The agreement may be terminated by the Portfolio or Investment Adviser with 60 days’ written notice.

Expenses reimbursed by the Investment Adviser may be recouped from the Portfolio. The recoupment period will be limited to three fiscal years from the fiscal year of the reimbursement, and is subject to the Portfolio’s ability to effect such reimbursement and remain in compliance with applicable expense limitations at the time of such reimbursement.

At March 31, 2011, the amount available for recoupment that has been paid and/or waived by the Investment Adviser on behalf of the Portfolio is $48,776.

The Investment Adviser may recapture a portion of the following amounts no later than March 31st of the years stated below:

2013    $31,658

2014    $17,118

C) Omnibus Fee Agreement. The Trust,
on behalf of the Portfolio, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“Fund Services”), and U.S. Bank, N.A. Fund Services serves as the administrator, transfer agent and fund accountant, and U.S. Bank, N.A., serves as the custodian under this Agreement. For these services, the Funds pay a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $1 billion of average daily net assets

0.03% of next $6 billion of
average daily net assets

0.02% of average daily net assets over $10 billion.

The Trust will be subject to an annual minimum fee of $650,000. The Portfolio pays a minimum of $10,000 annually.

D) Other Related Parties. Certain officers and Trustees of the Funds are also officers and/or directors of the Investment Adviser. Independent Trustees are compensated by the Trust at the total rate of $44,000 per year plus $5,000 for each meeting of the Board of Trustees attended and any travel expenses incurred in such meetings, which is allocated among the Portfolio and the other portfolios of the Trust. (If all quarterly meetings are attended, total annual compensation for each Independent Trustee is $64,000 before travel expenses.)

On December 10, 1998, the Trust approved a Deferred Compensation Plan for Independent Trustees (the “Compensation Plan”).
Trustees can elect to receive payment in cash or defer payments as provided for in the Compensation Plan. If a Trustee elects to defer payment, the Compensation Plan provides for the creation of a deferred payment account (phantom share account).
This account accumulates the deferred fees earned and the value of the account is adjusted to reflect a value that would have been earned if the account had been invested in a designated investment. The Portfolio recognizes as Trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account.

NOTE 4. INVESTMENT
TRANSACTIONS

The aggregate security purchases and sales, other than short-term obligations and U.S. government securities, for the year ended March 31, 2011, were $6,389,993 and $3,527,033, respectively.

There were no purchases or
sales of U.S. government securities by the High Yield Portfolio.

NOTE 5. FAIR VALUE OF THE FINANCIAL INSTRUMENTS

On January 21, 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU
2010-06 amends ASC 820, Fair Value Measurements and Disclosures, (formerly FASB Statement No. 157), to require additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose
i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number. Examples of inputs used in valuing Level 2 securities are current yields, current discount rates, credit quality, yields for comparable securities and trading volume.

The effective date of this guidance is for interim and annual periods beginning after
December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Portfolio has disclosed the applicable requirements of this accounting standard in their financial statements.

The Portfolio follows a
fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Portfolio’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the
Portfolio’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted
prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, current yields, credit quality, prepayment speeds for mortgage-related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, changes in benchmark securities indices and interest rates).

Level 3 – Significant unobservable
inputs (including the Portfolio’s own assumptions in determining fair value of investments).

The inputs or methodology
used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio’s investments as of March 31, 2011:

Level 1

Level 2

Level 3

Total

Fixed Income

Corporate Bonds

$
---

$
15,212,547

$
---

$
15,212,547

Total Fixed Income

---

15,212,547

---

15,212,547

Short-Term Investment

518,816

---

---

518,816

Total Investments in Securities

$
518,816

$
15,212,547

$
---

$
15,731,363

For the year ended March 31, 2011, there were no significant transfers between Level 1 and Level 2 in the Fund.

NOTE 6. INCOME TAXES

As of March 31, 2011, the components of distributable accumulated earnings on a tax basis were as follows:

High Yield Portfolio

Cost of investments for tax purposes

$
14,041,733

Gross tax unrealized appreciation

1,697,375

Gross tax unrealized depreciation

(7,745)

Net tax unrealized appreciation on investments

1,689,630

Undistributed ordinary income

111,963

Undistributed long–term capital gains

40,894

Other accumulated losses

(108,226)

Total accumulated earnings

$
1,734,261

The tax components of distributions paid during the years ended March 31, 2011 and March 31, 2010, were as follows:

Year ended March 31, 2011

Ordinary Income

Long-term Capital Gain

High Yield Portfolio

$1,515,636

$44,609

Year ended March 31, 2010

Ordinary Income

  Long-term
Capital Gain

High Yield Portfolio

$943,352

---

The Funds
designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of each Fund related to net capital gain to zero for the tax year ended March 31, 2011.

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In December 22, 2010, the Regulated Investment Company Modernization Act of 2010 ( the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

•

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss;

•

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains; and

•

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22,
2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Report of Independent Registered

Public Accounting Firm

To the
Shareholders and Board of Trustees

of Rainier Investment Management Mutual Fund’s High Yield Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Rainier Investment Management Mutual
Fund’s High Yield Portfolio (the “Fund”) as of March 31, 2011, the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. Our procedures included confirmation of securities owned as of
March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2011, the results of operations for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

May 26, 2011

GENERAL INFORMATION

TAX INFORMATION

The
percentage of taxable ordinary income distributions for the year ended March 31, 2011 that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C), was 31.33%.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Portfolio’s proxy voting policies and procedures and voting records, without charge, upon request by contacting the Portfolio directly at 1-800-248-6314; or on the
Portfolio’s website at www.rainierfunds.com/; or on the EDGAR Database on the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Portfolio will file its
complete portfolio schedule with the Securities and Exchange Commission (“SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolio’s Form N-Q will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

BOARD CONSIDERATION OF AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Renewal of Investment Advisory Agreement for the High Yield Portfolio

The Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Investment Adviser is subject to renewal each year in May. On February 15, 2011, the Board of Trustees unanimously approved the continuation of the Advisory Agreement until June 30, 2011. In 2011 and subsequent years, the Board will formally evaluate the Advisory Agreement for renewal in the second calendar quarter of the year.

Directory of Fund Service Providers

INVESTMENT ADVISER

Rainier Investment
Management, Inc.

601 Union Street, Suite 2801

Seattle, WA 98101

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

2020 East
Financial Way, Suite 100

Glendora, CA 91741

CUSTODIAN

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT

U.S.
Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

695 Town Center
Drive, Suite 1200

Costa Mesa, CA 92626

LEGAL COUNSEL TO THE TRUST AND THE INDEPENDENT TRUSTEES

Paul, Hastings, Janofsky &
Walker LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

Trustee and Officer Information

Rainier Funds

March 31, 2011

The following list is provided in this order: name, address, (year of birth), position(s) held with Trust, date elected+, principal occupation(s) during the past five years, number of Portfolios in Fund complex overseen by Trustee, and other directorships held by Trustee. The Statement of Additional Information contains additional information about Fund Trustees and Officers and is available without charge, upon request, by calling 1-800-248-6314.

INDEPENDENT TRUSTEES

James E. Diamond, Jr.

601 Union St., Ste. 2801, Seattle, WA 98101 (1946), Trustee, March 1994, President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials), from 2003 to present, 6, None

John W. Ferris

601 Union St., Ste. 2801, Seattle, WA 98101 (1940), Trustee, March 1995, Consultant to international companies from 1998 to present, 6,
None

Gary L. Sundem

601 Union St., Ste. 2801, Seattle, WA 98101 (1944), Trustee, March 1994, Professor of Accounting at University of Washington from 1971 to 2008; Professor Emeritus from 2008 to present, 6, None

INTERESTED TRUSTEES AND OTHER OFFICERS

Melodie
B. Zakaluk*

601 Union St., Ste. 2801, Seattle, WA 98101 (1965), Trustee, Chief Executive Officer, and President, February
2011, Chief Financial Officer and Treasurer, September 2010, Chief Operating Officer of the Investment Adviser, 2008, Managing Director, Russell Investment Group, 1995-2008, 6, None

James R. Margard*

601 Union St., Ste. 2801, Seattle, WA 98101 (1952), Vice
President, January 1994, Senior Equity Portfolio Manager of the Investment Adviser, 1991

Mark H. Dawson*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Senior Equity Portfolio Manager of the Investment Adviser,
1996

Peter M. Musser*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Senior Equity Portfolio Manager of the Investment Adviser, 1994

Lisa M. Thenell*

601 Union St., Ste. 2801, Seattle, WA 98101 (1967), Chief
Compliance Officer and AML Compliance Officer, January 2008, Chief Compliance Officer of the Investment Adviser, 2008, Compliance Supervisor of the Investment Adviser from 2003 to 2008

Kristen L. Howell*

601 Union St., Ste. 2801, Seattle, WA 98101 (1972),
Secretary, September 2010, General Counsel and Secretary for the Investment Adviser, 2007, Corporate Counsel for ADIC (data storage and technology), 2004 -2007

*Denotes “interested person,” as that is defined by the 1940 Act.

+Trustees and officers of the Fund serve until their resignation, removal or retirement.

INDEX DESCRIPTIONS

The Bank of America Merrill Lynch U.S. High Yield Master II Index is composed of all qualifying securities that represent the High Yield
Market; including corporate bonds and distressed securities.

The Bank of America Merrill Lynch U.S. High Yield BB-B Rated
Index contains all securities in the Bank of America Merrill Lynch U.S. High Yield Master II Index rated BB+ through B.

The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor
Statistics.

The indices are not available for investment and do not incur charges or expenses.

PRIVACY POLICY

Rainier Investment Management Mutual Funds and Rainier Investment Management Inc., the Investment Adviser to the Funds, collect non-public information about you from the following sources:

•

Information we receive from applications or other forms

•

Information we receive from you through our website or email communication

•

Information you may give us orally

•

Information about your transactions with others or us

We do not disclose any non-public personal information about our customers or former shareholders to nonaffiliated third parties, except as required by law, such as in response to inquiries from governmental authorities. We may also disclose information to unaffiliated third parties, such as brokers or custodians, as permitted by law and as needed to provide agreed upon services to you. Rainier restricts access to your personal and account information to those employees who provide products and services to you. Additionally, we maintain physical, electronic and procedural safeguards to protect your non-public personal information. Please contact us directly with any specific questions about our data safeguards.

This
document has been included for your reference and is not part of the Annual Report.

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-248-6314.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gary L. Sundem is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4.
Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant during the last two fiscal years ended March 31, 2011 and 2010. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 3/31/2011

FYE 3/31/2010

Audit Fees

$126,000

$120,000

Audit-Related Fees

None

None

Tax Fees

$18,000

$18,900

All Other Fees

None

None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte and Touche, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 3/31/2011

FYE 3/31/2010

Audit-Related Fees

0%

0%

Tax Fees

0%

0%

All Other Fees

0%

0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
(If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees

FYE 3/31/2011

FYE 3/31/2010

Registrant

$18,000

$18,900

Registrant’s Investment Adviser

None

None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants
who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not
applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company
and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy
Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 23, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written
solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)
Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rainier Investment Management Mutual Funds

By

/s/ Melodie B. Zakaluk

Melodie B. Zakaluk

      Chief Executive Officer, President, Chief Financial Officer and
Treasurer

Date

6/2/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Rainier Investment Management Mutual Funds

By

/s/ Melodie B. Zakaluk

Melodie B. Zakaluk

      Chief Executive Officer, President, Chief Financial Officer and
Treasurer

Date

6/2/2011